AMENDED AND RESTATED CREDIT AGREEMENT

                                 among

                   DIAMOND OFFSHORE DRILLING, INC.,

                     VARIOUS LENDING INSTITUTIONS,

                   CHRISTIANIA BANK OG KREDITKASSE,
                           NEW YORK BRANCH,

                            as CO-ARRANGER
                       and DOCUMENTATION AGENT,

                        THE FUJI BANK, LIMITED,

                              as CO-AGENT

                                  and

                        BANKERS TRUST COMPANY,
                          as CO-ARRANGER and
                         ADMINISTRATIVE AGENT

      ----------------------------------------------------------

                     Dated as of February 8, 1996
             and Amended and Restated as of March 27, 1996
       and further Amended and Restated as of December 19, 1996

      ----------------------------------------------------------





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                           TABLE OF CONTENTS


                                                                   Page


SECTION 1.  Amount and Terms of Credit..............................  1
      1.01  Commitment..............................................  1
      1.02  Minimum Borrowing Amounts, etc..........................  2
      1.03  Notice of Borrowing.....................................  2
      1.04  Disbursement of Funds...................................  2
      1.05  Notes...................................................  3
      1.06  Conversions.............................................  3
      1.07  Pro Rata Borrowings.....................................  4
      1.08  Interest................................................  4
      1.09  Interest Periods........................................  5
      1.10  Increased Costs, Illegality, etc........................  6
      1.11  Compensation............................................  8
      1.12  Change of Lending Office; Limitation on Indemnities.....  9
      1.13  Replacement of Banks....................................  9

SECTION 2.  Letters of Credit....................................... 10
      2.01  Letters of Credit....................................... 10
      2.02  Minimum Stated Amount................................... 11
      2.03  Letter of Credit Requests; Request for Issuance of
             Letter of Credit....................................... 11
      2.04  Agreement to Repay Letter of Credit Payments............ 11
      2.05  Letter of Credit Participations......................... 12
      2.06  Increased Costs......................................... 14
      2.07  Indemnities............................................. 15

SECTION 3.  Fees; Commitments....................................... 15
      3.01  Fees.................................................... 15
      3.02  Voluntary Reduction of Commitments...................... 16
      3.03  Mandatory Adjustments of Commitments, etc............... 17

SECTION 4.  Payments................................................ 17
      4.01  Voluntary Prepayments................................... 17
      4.02  Mandatory Prepayments................................... 18
      4.03  Method and Place of Payment............................. 19
      4.04  Net Payments............................................ 20

SECTION 5.  Conditions Precedent.................................... 22



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                                                                   Page

      5.01  Execution of Agreement.................................. 22
      5.02  No Default; Representations and Warranties.............. 22
      5.03  Officer's Certificate................................... 22
      5.04  Opinions of Counsel..................................... 23
      5.05  Corporate Proceedings................................... 23
      5.06  Existing Indebtedness Agreements........................ 23
      5.07  Adverse Change, etc..................................... 23
      5.08  Litigation.............................................. 24
      5.09  Approvals............................................... 24
      5.10  Fees.................................................... 24
      5.11  Guaranty................................................ 24
      5.12  Rig Reports............................................. 24
      5.13  Insurance Report........................................ 25
      5.14  Projections............................................. 25
      5.15  Existing Credit Agreement; Refinancing; Releases........ 25
      5.16  Offshore Drilling Rigs.................................. 26
      5.17  Offshore Drilling Contracts............................. 26

SECTION 6.  Representations, Warranties and Agreements.............. 26
      6.01  Corporate Status........................................ 27
      6.02  Corporate Power and Authority........................... 27
      6.03  No Violation............................................ 27
      6.04  Litigation.............................................. 27
      6.05  Use of Proceeds; Margin Regulations..................... 28
      6.06  Governmental Approvals.................................. 28
      6.07  Investment Company Act.................................. 28
      6.08  Public Utility Holding Company Act...................... 28
      6.09  True and Complete Disclosure............................ 28
      6.10  Financial Condition; Financial Statements; Projections.. 29
      6.11  Tax Returns and Payments................................ 30
      6.12  Employee Benefit Plans.................................. 30
      6.13  Subsidiaries............................................ 31
      6.14  Patents, etc............................................ 31
      6.15  Pollution and Other Regulations......................... 31
      6.16  Properties.............................................. 32
      6.17  Labor Relations......................................... 32
      6.18  Existing Indebtedness................................... 33
      6.19  Rig Classification...................................... 33

SECTION 7.  Affirmative Covenants................................... 33
      7.01  Information Covenants................................... 33



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                                                                   Page

      7.02  Books, Records and Inspections.......................... 35
      7.03  Maintenance of Property; Insurance...................... 36
      7.04  Payment of Taxes........................................ 36
      7.05  Consolidated Corporate Franchises....................... 36
      7.06  Compliance with Statutes, etc........................... 36
      7.07  Good Repair............................................. 36
      7.08  End of Fiscal Years; Fiscal Quarters.................... 37
      7.09  Use of Proceeds......................................... 37
      7.10  Rig Valuations.......................................... 37
      7.11  Additional Guarantors................................... 37
      7.12  ERISA................................................... 37

SECTION 8.  Negative Covenants...................................... 38
      8.01  Changes in Business..................................... 38
      8.02  Consolidation, Merger, Sale of Assets, etc.............. 38
      8.03  Indebtedness............................................ 39
      8.04  Liens................................................... 39
      8.05  Restricted Payments..................................... 40
      8.06  Restrictions on Subsidiaries............................ 41
      8.07  Transactions with Affiliates............................ 42
      8.08  Vessel Management....................................... 42
      8.09  Interest Coverage Ratio................................. 42
      8.10  Leverage Ratio.......................................... 42
      8.11  Fleet Market Value...................................... 42
      8.12  Net Worth............................................... 42
      8.13  ERISA................................................... 42

SECTION 9.  Events of Default....................................... 43
      9.01  Payments................................................ 43
      9.02  Representations, etc.................................... 43
      9.03  Covenants............................................... 43
      9.04  Default Under Other Agreements.......................... 43
      9.05  Bankruptcy, etc......................................... 44
      9.06  Guaranty................................................ 44
      9.07  Judgments............................................... 44
      9.08  Employee Benefit Plans.................................. 44

SECTION 10.  Definitions............................................ 45

SECTION 11.  The Administrative Agent............................... 66
      11.01  Appointment............................................ 66



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      11.02  Nature of Duties....................................... 66
      11.03  Lack of Reliance on the Administrative Agent........... 66
      11.04  Certain Rights of the Administrative Agent............. 67
      11.05  Reliance............................................... 67
      11.06  Indemnification........................................ 67
      11.07  The Administrative Agent in Its Individual Capacity.... 67
      11.08  Holders................................................ 68
      11.09  Resignation by the Administrative Agent................ 68

SECTION 12.  Miscellaneous.......................................... 69
      12.01  Payment of Expenses, etc............................... 69
      12.02  Right of Setoff........................................ 70
      12.03  Notices................................................ 70
      12.04  Benefit of Agreement................................... 70
      12.05  No Waiver; Remedies Cumulative......................... 72
      12.06  Payments Pro Rata...................................... 72
      12.07  Calculations; Computations............................. 73
      12.08  Governing Law; Submission to Jurisdiction; Venue;
              Waiver of Jury Trial.................................. 73
      12.09  Counterparts........................................... 74
      12.10  Effectiveness.......................................... 74
      12.11  Headings Descriptive................................... 74
      12.12  Amendment or Waiver.................................... 74
      12.13  Survival............................................... 75
      12.14  Domicile of Loans...................................... 75
      12.15  Confidentiality........................................ 75
      12.16  Registry............................................... 76


ANNEX I     -- Commitments
ANNEX II    -- Bank Addresses
ANNEX III   -- Certain Non-Essential Rigs
ANNEX IV    -- Offshore Drilling Contracts
ANNEX V     -- Subsidiaries
ANNEX VI    -- Real Property
ANNEX VII   -- Rigs and Vessels
ANNEX VIII  -- Existing Indebtedness
ANNEX IX    -- Existing Liens
ANNEX X     -- Existing Charters
ANNEX XI    -- Approved Shipbrokers
ANNEX XII   -- Subsidiary Guarantors



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EXHIBIT A    --   Form of Notice of Borrowing
EXHIBIT B    --   Form of Note
EXHIBIT C    --   Form of Letter of Credit Request
EXHIBIT D    --   Form of Section 4.04(b)(ii) Certificate
EXHIBIT E-1  --   Form of Opinion of Richard L. Lionberger, Esq.
EXHIBIT E-2  --   Form of Opinion of Weil, Gotshal & Manges LLP
EXHIBIT E-3  --   Form of Opinion of White & Case
EXHIBIT F    --   Form of Officers' Certificate
EXHIBIT G    --   Form of Guaranty
EXHIBIT H    --   Form of Compliance Certificate
EXHIBIT I    --   Form of Assignment and Assumption Agreement




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            CREDIT AGREEMENT, dated as of February 8, 1996, amended and restated
as of March 27, 1996 and further amended and restated as of December 19, 1996, among DIAMOND OFFSHORE DRILLING, INC. (the "Borrower"), a Delaware corporation, the lending institutions listed from time to time on Annex I hereto (each a "Bank" and, collectively, the "Banks"), CHRISTIANIA BANK OG KREDITKASSE, NEW
YORK BRANCH, as Co-Arranger and Documentation Agent, THE FUJI BANK, LIMITED, as Co-Agent and BANKERS TRUST COMPANY, as Co-Arranger and Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined.


                              W I T N E S S E T H :


            WHEREAS, the Borrower, the Co-Arrangers and the Banks are party to a Credit Agreement, dated as of February 8, 1996 and amended and restated as of March 27, 1996 (as in effect immediately prior to the Second Restatement Effective Date the "Existing Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement as herein provided:


            NOW, THEREFORE, the parties hereto agree that the Existing Credit Agreement shall be and hereby is amended and restated in its entirety as follows:


            SECTION 1. Amount and Terms of Credit.

            1.01 Commitment. Subject to and upon the terms and conditions herein set forth, each Bank severally agrees to make a loan or loans (each a "Loan" and, collectively, the "Loans") under the Facility to the Borrower, which Loans
(i) shall be made at any time and from time to time on and after the Initial Borrowing Date and prior to the Maturity Date, (ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Loans of the same Type, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in the aggregate for all Banks at any time outstanding, the Total Commitment and
(v) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when combined with the aggregate outstanding principal amount of all other Loans of such Bank and with such



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Bank's Adjusted Percentage of the Letter of Credit Outstandings (exclusive of
Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Loans) at such time, equals (1) if such Bank is a Non-Defaulting Bank, the Adjusted Commitment of such Bank at such time and (2) if such Bank is a Defaulting Bank, the Commitment of such Bank at such time.

            1.02 Minimum Borrowing Amounts, etc. The aggregate principal amount of each Borrowing shall not be less than the Minimum Borrowing Amount for the Loans constituting such Borrowing. More than one Borrowing may be incurred on any day, provided that at no time shall there be outstanding more than seven Borrowings of Eurodollar Loans.

            1.03 Notice of Borrowing. Whenever the Borrower desires to incur Loans under the Facility, it shall give the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder. Each such notice (each a "Notice of Borrowing") shall be in the form of Exhibit A and shall be irrevocable and shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day) and
(iii) whether the respective Borrowing shall consist of Base Rate Loans or (to the extent permitted) Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

            1.04 Disbursement of Funds. (a) No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Bank will make available its pro rata share of each Borrowing requested to be made on such date in the manner provided below. All such amounts shall be made available to the Administrative Agent in Dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in Dollars and immediately available funds. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made



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available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly (and in any event within two Business Days from the date the Administrative Agent made such funds available to the Borrower) notify the Borrower, and the Borrower shall (within two Business Days of receiving such demand) pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds Effective Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 1.08, for the respective Loans.

            (b) Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder.

            1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Bank shall be evidenced by a promissory note substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each a "Note" and, collectively, the "Notes").

            (b) The Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Commitment of such Bank on such date and be payable in the principal amount of the Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (c) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

            1.06 Conversions. The Borrower shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans owing pursuant to the Facility into a



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Borrowing or Borrowings pursuant to the Facility of another Type of Loan, provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable thereto and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) no Base Rate Loans may be converted into Eurodollar Loans at any time when a Default or Event of Default is in existence on the date of the conversion if the Administrative Agent or the Required Banks have determined that such a conversion would be disadvantageous to the Banks and (iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' (or one Business Days', in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

            1.07 Pro Rata Borrowings. All Loans under this Agreement shall be made by the Banks pro rata on the basis of their Commitments. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

            1.08 Interest. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Base Rate in effect from time to time.

            (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurodollar Margin plus the relevant Eurodollar Rate.

            (c) All overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest payable on demand, provided that no Loan shall bear interest after maturity (whether by acceleration



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or otherwise) at a rate per annum less than 2% plus the rate of interest applicable thereto at maturity.

            (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the first day of each February, May, August and November, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period of six months, on the date occurring three months after the first day of such Interest Period and (iii) in respect of each Loan, on any prepayment or conversion (other than the prepayment and conversion of Base Rate Loans) (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

            (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

            (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof.

            1.09 Interest Periods. (a) At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

            (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

           (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business



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      Day, provided that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

           (iv) no Interest Period shall extend beyond the Maturity Date;

            (v) no Interest Period may be elected at any time when a Default or Event of Default is then in existence if the Administrative Agent or the Required Banks have determined that such an election at such time would be disadvantageous to the Banks; and

           (vi) in the case of any Eurodollar Loan which is (x) incurred on the Second Restatement Effective Date and (y) used to repay an Existing Eurodollar Loan pursuant to Section 5.15(a), the first Interest Period applicable thereto shall begin on the Second Restatement Effective Date and end on the date the Interest Period applicable to such Existing Eurodollar Loan would have otherwise ended.

            (b) If upon the expiration of any Interest Period, the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

            1.10 Increased Costs, Illegality, etc. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

            (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

           (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate or basis of taxes or similar charges) because of (x) any change since the date of this Agreement in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or govern-



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      mental rule, regulation, guideline or order) (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances occurring after the date of this Agreement and affecting the interbank Eurodollar market; or

          (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful);

then, and in any such event, such Bank (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within ten Business Days of the date on which such event no longer exists, give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall, subject to Section 1.12(b) (to the extent applicable), pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

            (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii), the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Bank pursuant to Section 1.10(a)(ii) or
(iii), or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, require the affected Bank to convert each such



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Eurodollar Loan into a Base Rate Loan, provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

            (c) If any Bank shall have determined that after the date of this Agreement, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Bank could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall, subject to Section 1.12(b) (to the extent applicable), pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

            1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding in any event the loss of anticipated profits) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any prepayment, repayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto, provided that each Bank waives its right to such compensation in connection with the repayment on the Second Restatement Effective Date of Existing Eurodollar Loans; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b).



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            1.12 Change of Lending Office; Limitation on Indemnities. (a) Each
Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 2.06 or 4.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loan, Letters of Credit or Commitments affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10,
2.06 or 4.04.

            (b) Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 1.10, 2.06 or 4.04 is given by any Bank more than 180 days after such Bank obtained, or reasonably should have obtained, knowledge of the occurrence of the event giving rise to the additional costs of the type described in such Section, such Bank shall not be entitled to compensation under Section 1.10, 2.06 or 4.04 for any amounts incurred or accruing prior to the giving of such notice to the Borrower.

            1.13 Replacement of Banks. (x) Upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c),
Section 2.06 or Section 4.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs in excess of those being generally charged by the other Banks or becoming incapable of making Eurodollar Loans, (y) if a Bank becomes a Defaulting Bank and/or (z) as provided in Section 12.12(b), in the case of a refusal by a Bank to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Banks, the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees reasonably acceptable to the Administrative Agent, none of which Transferees shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank"), provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01, and (y) the Letter of Credit Issuer an amount equal to such Replaced Bank's Percentage of any



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Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank, and (ii) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of a Note executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions applicable to the Replaced Bank under this Agreement, which shall survive as to such Replaced Bank.

            SECTION 2.  Letters of Credit.

            2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request a Letter of Credit Issuer to issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the Maturity Date, and subject to and upon the terms and conditions herein set forth, such Letter of Credit Issuer agrees to issue from time to time, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and/or (y) for the account of the Borrower and for the benefit of sellers of goods or materials to the Borrower or any of its Subsidiaries, an irrevocable sight documentary letter of credit in a form customarily used by such Letter of Credit Issuer or in such other form as has been approved by such Letter of Credit Issuer (each such documentary letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Borrower and its Subsidiaries.

            (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued, the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed either (x) $50,000,000 or (y) when added to the aggregate principal amount of all Loans made by Non-Defaulting Banks then outstanding, the Adjusted Total Commitment at such time; and (ii) each Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance although any Letter of Credit may be extendable for successive periods of up to 12 months, but not beyond the Business Day next preceding the Maturity Date, on terms acceptable to the respective Letter of Credit Issuer and in no event shall any Letter of



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Credit have an expiry date occurring later than the Business Day immediately preceding the Maturity Date.

            2.02 Minimum Stated Amount. The initial Stated Amount of each Letter of Credit shall be not less than $50,000 or such lesser amount acceptable to the respective Letter of Credit Issuer.

            2.03 Letter of Credit Requests; Request for Issuance of Letter of Credit. (a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the respective Letter of Credit Issuer written notice (including by way of telecopier) in the form of Exhibit C prior to 1:00 P.M. (New York time) at least three Business Days (or such shorter period as may be acceptable to such Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day) (each a "Letter of Credit Request"), which Letter of Credit Request shall include any documents that such Letter of Credit Issuer customarily requires in connection therewith. The Administrative Agent shall promptly notify each Bank of each Letter of Credit Request.

            (b) The respective Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it, give the Administrative Agent, each Bank and the Borrower written notice of the issuance of such Letter of Credit, accompanied by a copy to the Administrative Agent of the Letter of Credit or Letters of Credit issued by it.

            2.04 Agreement to Repay Letter of Credit Payments. (a) The Borrower hereby agrees to reimburse each Letter of Credit Issuer, by making payment to the Administrative Agent at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date on which the Borrower is notified by such Letter of Credit Issuer of such payment or disbursement with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Base Rate as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such notice of payment or disbursement), such interest also to be payable on demand.

            (b) The Borrower's obligation under this Section 2.04 to reimburse the respective Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against such Letter of Credit Issuer, the Administrative Agent or any Bank, including, without limitation, any defense based upon the failure of any drawing



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under a Letter of Credit to conform to the terms of the Letter of Credit (other than the failure of the respective Letter of Credit Issuer to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit) or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the Borrower shall not be obligated to reimburse any Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

            2.05 Letter of Credit Participations. (a) Immediately upon the issuance by any Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other Bank, and each such Bank (each a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's Adjusted Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although the Letter of Credit Fee shall be payable directly to the Administrative Agent for the account of the Banks as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or Adjusted Percentages of the Banks pursuant to Section 12.04(b) or upon a Bank Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.05 to reflect the new Adjusted Percentages of the assigning and assignee Bank or of all Banks, as the case may be.

            (b) In determining whether to pay under any Letter of Credit, the respective Letter of Credit Issuer shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability to the Participants.

            (c) In the event that the respective Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Letter of Credit Issuer pursuant to
Section 2.04(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit



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Issuer, the amount of such Participant's Adjusted Percentage of such payment in
Dollars and in same day funds; provided, however, that no Participant shall be obligated to pay to the Administrative Agent its Adjusted Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If the Administrative Agent so notifies any Participant required to fund an Unpaid Drawing under a Letter of Credit prior to 12:00 Noon (New York time) on any Business Day, such Participant shall make available to the Administrative Agent for the account of the respective Letter of Credit Issuer such Participant's Adjusted Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted Percentage of the amount of such Unpaid Drawing available to the Administrative Agent for the account of such Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the overnight Federal Funds Effective Rate. The failure of any Participant to make available to the Administrative Agent for the account of the respective Letter of Credit Issuer its Adjusted Percentage of any Unpaid Drawing under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such respective Letter of Credit Issuer its Adjusted Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's Adjusted Percentage of any such payment.

            (d) Whenever the respective Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Adjusted Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's Adjusted Percentage of the principal amount thereof and interest thereon accruing at the overnight Federal Funds Effective Rate after the purchase of the respective participations.

            (e) The obligations of the Participants to make payments to the Administrative Agent for the account of the respective Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever (provided that no Participant shall be required to make payments resulting from such Letter of Credit Issuer's gross negligence or willful misconduct) and shall be made in accordance with the terms and con-



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ditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

           (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the respective Letter of Credit Issuer, any Bank or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

            (v)   the occurrence of any Default or Event of Default.

            2.06 Increased Costs. If at any time after the date of the Agreement, the adoption or effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the respective Letter of Credit Issuer or any Bank with any request or directive (whether or not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful) by any such authority, central bank or comparable agency shall either
(i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Bank's participation therein, or (ii) shall impose on such Letter of Credit Issuer or any Bank any other conditions affecting this Agreement, any Letter of Credit or such Bank's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Bank of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Bank hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate or basis of taxes or similar charges), then, upon demand to the Borrower by such Letter of Credit Issuer or such Bank (a copy of which



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notice shall be sent by such Letter of Credit Issuer or such Bank to the
Administrative Agent), the Borrower shall, subject to Section 1.12(b) (to the extent applicable), pay to such Letter of Credit Issuer or such Bank such additional amount or amounts as will compensate such Letter of Credit Issuer or such Bank for such increased cost or reduction. A certificate submitted to the Borrower by the respective Letter of Credit Issuer or such Bank, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Bank to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Bank as aforesaid shall be conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 2.06 upon the subsequent receipt thereof.

            2.07 Indemnities. The Borrower hereby agrees to reimburse and indemnify the respective Letter of Credit Issuer for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Letter of Credit Issuer in performing its respective duties in any way relating to or arising out of its issuance of Letters of Credit; provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Letter of Credit Issuer's gross negligence or willful misconduct. To the extent the respective Letter of Credit Issuer is not indemnified by the Borrower, the Participants will reimburse and indemnify such Letter of Credit Issuer, in proportion to their respective "percentages" of the Total Commitment, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Letter of Credit Issuer in performing its respective duties in any way relating to or arising out of its issuance of Letters of Credit; provided that no Participants shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Letter of Credit Issuer's gross negligence or willful misconduct.

            SECTION 3.  Fees; Commitments.

            3.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent a commitment commission ("Commitment Commission") pro rata for the account of each Non-Defaulting Bank for the period from and including the Second Restatement Effective Date to, but not including, the date the Total Commitment has been terminated, which Commitment Commission shall be equal to the Applicable Commitment Commission Percentage, computed at such rate for each day, on the daily amount of such Bank's Available Unutilized Commitment. Such Commitment Commission shall be due and pay-



                                     -15-


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able in arrears on the first day of each February, May, August and November and on the date upon which the Total Commitment is terminated.

            (b) The Borrower agrees to pay to the Administrative Agent for the account of each Non-Defaulting Bank pro rata on the basis of their respective Adjusted Percentages, a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed at a rate per annum equal to the Applicable Eurodollar Margin then in effect on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the first day of each February, May, August and November of each year and on the date after the Total Commitment is terminated and no Letters of Credit remain outstanding.

            (c) The Borrower agrees to pay to the Administrative Agent for the account of each Letter of Credit Issuer a fee in respect of each Letter of Credit issued by it (the "Facing Fee") computed at the rate of 1/8 of 1% per annum on the daily Stated Amount of such Letter of Credit, provided that in no event shall the annual Facing Fee to any Letter of Credit Issuer be less than $500. Accrued Facing Fees shall be due and payable quarterly in arrears on the fifteenth day of each March, June, September and December of each year and on the date after the Total Commitment is terminated and no Letters of Credit remain outstanding.

            (d) The Borrower agrees to pay directly to the respective Letter of Credit Issuer upon each issuance of, payment under, and/or amendment of, a Letter of Credit issued by it such amount as shall at the time of such issuance, payment or amendment be the administrative charge which such Letter of Credit Issuer is customarily charging for issuances of, payments under or amendments of, letters of credit issued by it.

            (e) The Borrower shall pay to the Administrative Agent (x) on the Initial Borrowing Date for its own account and/or for distribution to the Banks such Fees as heretofore agreed in writing by the Borrower and the Administrative Agent and (y) for its own account such other fees as agreed to in writing between the Borrower and the Administrative Agent, when and as due.

            (f) All computations of Fees shall be made in accordance with
Section 12.07(b).

            3.02 Voluntary Reduction of Commitments. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Commitment, provided that (w) any such termination shall apply to proportionately and permanently reduce the Commitment of each



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Bank, (x) no such reduction shall reduce any Non-Defaulting Bank's Commitment to an amount that is less than the sum of (A) the outstanding Loans of such Bank plus (B) such Bank's Adjusted Percentage of Letter of Credit Outstandings and
(y) any partial reduction pursuant to this Section 3.02 shall be in the amount of at least $500,000 or integral multiples of $100,000 in excess thereof.

            3.03 Mandatory Adjustments of Commitments, etc. (a) The Total Commitment shall terminate on the earlier of (i) the Maturity Date and (ii) unless the Required Banks otherwise consent, the date on which any Change of Control occurs.

            (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on the Business Day following the date of receipt thereof by the Borrower and/or any of its Subsidiaries of the Cash Proceeds from any Asset Disposition, the Total Commitment shall be permanently reduced by an amount equal to 50% of the Net Cash Proceeds arising from such Asset Disposition; provided that (i) to the extent such proceeds do not exceed $200,000,000 in the aggregate for the period from and including the Second Restatement Effective Date to and including the date of such Asset Disposition or (ii) to the extent any proceeds received pursuant to a Recovery Event are reinvested or committed to be reinvested within six months of such Recovery Event in replacement assets owned by the Borrower or its Subsidiaries, such proceeds (in the case of clauses (i) and (ii) above) shall not be required to be so applied on such date and (in the case of clause (ii) above) shall not apply to any calculation made pursuant to clause (i) above.

            (c) Each reduction of the Total Commitment pursuant to this Section
3.03 shall apply proportionately to the Commitment of each Bank.

            SECTION 4.  Payments.

            4.01 Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part, without premium or penalty, from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent at the Payment Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing or Borrowings pursuant to which made, which notice shall be given by the Borrower at least one Business Day prior to the date of such prepayment with respect to Base Rate Loans and two Business Days prior to the date of such prepayment with respect to Eurodollar Loans, which notice shall promptly be transmitted by the Administrative Agent to each of the Banks; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $500,000 and, if greater in an integral multiple of $100,000, provided that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount appli-



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cable thereto; (iii) Eurodollar Loans pursuant to this Section 4.01 may only be prepaid on the last day of the Interest Period applicable thereto; and (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among the Banks which made such Loans, provided that at the Borrower's election in connection with any prepayment of Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Loans of a Defaulting Bank.

            4.02  Mandatory Prepayments.

            (A)  Requirements:

            (a) (i) If on any date the sum of the aggregate outstanding principal amount of Loans made by Non-Defaulting Banks and the Letter of Credit Outstandings exceeds the Adjusted Total Commitment as then in effect, the Borrower shall repay on such date the principal of Loans of Non-Defaulting Banks, in an aggregate amount equal to such excess. If, after giving effect to the repayment of all outstanding Loans of Non-Defaulting Banks, the aggregate amount of Letter of Credit Outstandings exceeds the Adjusted Total Commitment then in effect, the Borrower shall pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess (up to the aggregate amount of the Letter of Credit Outstandings at such time) and the Administrative Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent, until the proceeds are applied to the secured obligations).

            (ii) If on any date the aggregate outstanding principal amount of the Loans made by a Defaulting Bank exceeds the Commitment of such Defaulting Bank, the Borrower shall repay the principal of Loans of such Defaulting Bank in an amount equal to such excess.

            (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans shall be repaid in full on the Maturity Date.

            (c) On the date on which any Change of Control occurs, unless otherwise agreed by the Required Banks, the outstanding principal amount of the Loans, if any, shall become due and payable in full.




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            (B)  Application:

            With respect to each prepayment of Loans required by Section 4.02, the Borrower may designate the Types of Loans which are to be prepaid and the specific Borrowing or Borrowings under the Facility pursuant to which made, provided that (i) Eurodollar Loans may only be repaid if no Base Rate Loans of Non-Defaulting Banks remain outstanding; (ii) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for such Borrowing, such Borrowing shall be immediately converted into Base Rate Loans; and (iii) each prepayment of any Loans made by Non-Defaulting Banks pursuant to a Borrowing shall be applied pro rata among the Non-Defaulting Banks which made such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11. Notwithstanding the foregoing provisions of this Section 4.02(B), if at any time the mandatory prepayment of Loans pursuant to Section 4.02(A) above would result, after giving effect to the procedures set forth above, in the Borrower incurring breakage costs under Section 1.11 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of the Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and shall provide for investments satisfactory to the Administrative Agent and the Borrower, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially prepaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Banks whose Loans would otherwise have been immediately prepaid with the amounts deposited and upon the taking of any action by the Administrative Agent or the Banks pursuant to the remedial provisions of Section 9, any amounts held as cash collateral pursuant to this Section 4.02(B) shall, subject to the requirements of applicable law, be immediately applied to the Loans.

            4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable (based on its pro rata share) account of the Banks entitled thereto, not later



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






than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

            4.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or managed and controlled or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts, if any, as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located and for any withholding of taxes as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harm-



                                     -20-


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






less each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

            (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the date of this Agreement, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the date of this Agreement, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a



                                     -21-


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






complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section
4.04 and except as set forth in Section 12.04(b), the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the date of this Agreement in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes, provided such Bank shall provide to the Borrower and the Administrative Agent any reasonably available applicable IRS tax form (reasonably similar in its simplicity and lack of detail to IRS Form 1001) necessary or appropriate for the exemption or reduction in the rate of such U.S. federal withholding tax.

            (c) The provisions of this Section 4.04 shall be subject to Section 1.12(b) (to the extent applicable).

            SECTION 5. Conditions Precedent. The obligation of the Banks to make each Loan hereunder, and the obligation of the Letter of Credit Issuers to issue Letters of Credit hereunder, is subject, at the time of each such Credit Event (except as otherwise hereinafter indicated), to the satisfaction of each of the following conditions:

            5.01 Execution of Agreement. On or prior to the Initial Borrowing Date, (i) the Second Restatement Effective Date shall have occurred as provided in Section 12.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank the appropriate Note executed by the Borrower, and in the amount, maturity and as otherwise provided herein.

            5.02 No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except to the extent that such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date).

            5.03 Officer's Certificate. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate dated such date signed by the President, any Vice President or the Treasurer of the Borrower stating that all of the applicable conditions set forth in Sections 5.02, 5.08(a), 5.14 and 5.15(c) exist as of such date.




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






            5.04 Opinions of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received opinions, addressed to the Administrative Agent and each of the Banks and dated the Initial Borrowing Date, from (i) Richard L. Lionberger, Esq., General Counsel to the Borrower, which opinion shall cover the matters contained in Exhibit E-1, (ii) Weil, Gotshal & Manges LLP, counsel to the Borrower, which opinion shall cover the matters contained in Exhibit E-2 and (iii) White & Case, special counsel to the Administrative Agent, which opinion shall cover the matters contained in Exhibit E-3.

            5.05 Corporate Proceedings. (a) On the Initial Borrowing Date, the Administrative Agent shall have received from each Credit Party a certificate, dated the Initial Borrowing Date, signed by the President, any Vice-President or the Treasurer or other appropriate representative of such Credit Party in the form of Exhibit F with appropriate insertions and deletions, together with copies of the resolutions, or such other administrative approval, of such Credit Party referred to in such certificate and all of the foregoing (including each such certificate of formation, certificate of incorporation and by-laws) shall be reasonably satisfactory to the Administrative Agent.

            (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

            5.06 Existing Indebtedness Agreements. On or prior to the Initial Borrowing Date, there shall have been delivered to the Banks copies, certified as true and correct by an appropriate officer of the Borrower of all agreements evidencing or relating to Existing Indebtedness (the "Existing Indebtedness Agreements") all of which Existing Indebtedness Agreements shall be in form and substance satisfactory to the Administrative Agent.

            5.07 Adverse Change, etc. Except as expressly disclosed in the SEC Form 10-K of the Borrower dated as of December 31, 1995 or SEC Form 10-Q of the Borrower dated as of September 30, 1996, nothing shall have occurred (and neither the Banks nor the Administrative Agent shall have become aware of any facts or conditions not previously known) which the Administrative Agent or the Required Banks shall determine (a) has, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Banks or the Administrative Agent, or on the ability of the Borrower or any of the Guarantors to



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






perform their respective obligations to them, or (b) has, or is reasonably likely to have, a Material Adverse Effect.

            5.08 Litigation. On the Initial Borrowing Date, there shall be no actions, suits or proceedings pending or threatened (a) with respect to this Agreement or any other Credit Document or the transactions contemplated hereby or thereby or (b) which the Administrative Agent or the Required Banks shall determine is reasonably likely to (i) have a Material Adverse Effect or (ii) have a material adverse effect on the rights or remedies of the Banks hereunder or under any other Credit Document or on the ability of the Borrower or any of the Guarantors to perform their respective obligations to the Banks hereunder or under any other Credit Document.

            5.09 Approvals. On the Initial Borrowing Date, all material necessary governmental and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains or prevents such transactions or imposes, in the reasonable judgment of the Required Banks or the Administrative Agent, materially adverse conditions upon the consummation of such transactions.

            5.10 Fees. On the Initial Borrowing Date, the Borrower shall have paid to the Administrative Agent and the Banks all Fees and expenses agreed upon by such parties to be paid on or prior to such date.

            5.11 Guaranty. On the Initial Borrowing Date, each Guarantor shall have duly authorized, executed and delivered a Guaranty in the form of Exhibit G (as modified, amended or supplemented from time to time in accordance with the terms hereof and thereof, the "Guaranty"), and the Guaranty shall be in full force and effect.

            5.12 Rig Reports. On or prior to the Initial Borrowing Date, the Administrative Agent shall have received:

            (i) evidence satisfactory to the Administrative Agent that each Fleet Rig (other than those appearing on Annex III hereto) is classified in the highest class available for rigs of its age and type with the American Bureau of Shipping, Inc. or another internationally recognized classification society acceptable to the Administrative Agent, free of any requirements or recommendations, other than such requirements or recommendations which if not cured by the owner thereof would not materially diminish such Fleet Rig's value; and

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






           (ii) reports from Approved Shipbrokers setting forth the Market Value of each Fleet Rig.

            5.13 Insurance Report. On or prior to the Initial Borrowing Date, the Administrative Agent shall have received a detailed report from Nicholson Chamberlain Colls, or another firm of independent marine insurance brokers acceptable to the Administrative Agent and the Required Banks with respect to the insurance maintained by the Borrower and its Subsidiaries in connection with the Fleet Rigs, together with a certificate from such broker certifying that such insurances are placed with such insurance companies and/or underwriters and/or clubs, in such amounts, against such risks, and in such form, as are normally insured against by similarly situated insureds.

            5.14 Projections. On or prior to the Initial Borrowing Date, the Banks shall have received detailed consolidated financial projections (including, but not limited to, forecasted statements of net income, cash flow, balance sheets and financial covenants) (the "Projections"), certified by the Chief Financial Officer of the Borrower, for the Borrower and its Subsidiaries, for the next 5 fiscal years beginning with the year ending December 31, 1996, which Projections, and the supporting assumptions and explanations thereto, shall be reasonably satisfactory in form and substance to the Co-Arrangers and the Required Banks.

            5.15 Existing Credit Agreement; Refinancing; Releases. (a) On the Second Restatement Effective Date, concurrently with the incurrence of Loans hereunder, (i) all loans under the Existing Credit Agreement shall be repaid in cash in full with the proceeds of the Loans hereunder, together with all accrued interest and fees thereon, (ii) all Letters of Credit issued thereunder shall have been terminated or assumed as Letters of Credit hereunder and (iii) all other amounts owing pursuant to the Existing Credit Agreement shall have been repaid in full.

            (b) On or prior to the Initial Borrowing Date or concurrently with the Credit Events then occurring, the creditors under the Existing Credit Agreement shall have terminated and released all security interests and Liens on the assets owned by, the Borrower or any of its Subsidiaries granted in connection with the Existing Credit Agreement. The Administrative Agent shall have received such releases of security interests in and Liens on the assets owned by the Borrower and its Subsidiaries as may have been reasonably requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the Administrative Agent. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect the Borrower or any of its Subsidiaries in connection with the security interests created with respect to the Existing Credit Agreement and the documentation related thereto, (ii)

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






terminations or assignments of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Borrower or any of its Subsidiaries on which filings have been made and (iii) terminations of all mortgages, leasehold mortgages and deeds of trust created with respect to property of the Borrower or any of its Subsidiaries, in each case to secure the obligations under the Existing Credit Agreements, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.

            (c) On the Initial Borrowing Date, the Borrower and its Subsidiaries shall not have any Indebtedness outstanding except for Loans, Letters of Credit and/or Existing Indebtedness.

            5.16 Offshore Drilling Rigs. On the Initial Borrowing Date, the Borrower and its Subsidiaries taken as a whole shall own and operate a fleet of offshore drilling rigs, including (without limitation) the Ocean America (Official No. 940969), Ocean Alliance (Patent No. 20836-93), Ocean Valiant (Official No. 933307), Ocean Star (Patent No. 24891-PEXT), Ocean Quest (Patent No. 3657-73-H), Ocean Clipper (Patent No. 18882-90- C) and Ocean Victory (Patent No. 2980-72-G).

            5.17 Offshore Drilling Contracts. On the Initial Borrowing Date, all of the offshore drilling contracts described on Annex IV shall be in full force and effect.

            The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Banks that all of the applicable conditions specified above exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts or copies for each of the Banks and shall be satisfactory in form and substance to the Administrative Agent.

            SECTION 6. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans and issue and/or participate in Letters of Credit provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Banks, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the making of each Credit Event thereafter being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the date of each such Credit Event unless such representation and warranty expressly indicates that it is being made as of any specific date, in which case such representations and warranties shall be true and correct in all material respects as of such date):

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            6.01 Corporate Status. Each Credit Party (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged, except in such case where the failure to be so duly organized and validly existing in good standing and to have such corporate power and authority (x) is not reasonably likely to have a Material Adverse Effect and (y) is not reasonably likely to have a material adverse effect on the rights or remedies of the Banks or on the ability of the Borrower or any Guarantor to perform its obligations to them hereunder and under the other Credit Documents to which it is a party, and
(ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

            6.02 Corporate Power and Authority. Each Credit Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable against such Person in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            6.03 No Violation. Neither the execution, delivery and performance by any Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality of the United States or any State thereof,
(ii) will result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it is subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any of its Subsidiaries.

            6.04 Litigation. Except as expressly disclosed in the SEC Form 10-K of the Borrower dated as of December 31, 1995 or SEC Form 10-Q of the Borrower dated as of September 30, 1996, there are no actions, suits or proceedings pending or, to the best of the Borrower's knowledge threatened in writing with respect to the Borrower or any of

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






its Subsidiaries (i) that are likely to have a Material Adverse Effect or (ii) that are reasonably likely to have a material adverse effect on the rights or remedies of the Banks or on the ability of the Borrower or any Guarantor to perform its obligations to them hereunder and under the other Credit Documents to which it is a party.

            6.05 Use of Proceeds; Margin Regulations. (a) The proceeds of all Loans shall be utilized to provide for the general corporate purposes of the Borrower and its Subsidiaries.

            (b) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock in violation of Regulation U or to extend credit for the purpose of purchasing or carrying any Margin Stock.

            6.06 Governmental Approvals. Except for the orders, consents, approvals, licenses, authorizations, validations, recordings, registrations and exemptions that have already been duly made or obtained and remain in full force and effect, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

            6.07 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            6.08 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            6.09 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Person in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at

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such time in light of the circumstances under which such information was provided. The Projections contained in such materials are based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Banks that such Projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ from the projected results. There is no fact known to the Borrower which is reasonably likely to have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the transactions contemplated hereby.

            6.10 Financial Condition; Financial Statements; Projections. (a) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to all Indebtedness incurred, and to be incurred, by the Borrower and its Subsidiaries in connection therewith, (x) the sum of the assets, at a fair valuation, of the Borrower and its Subsidiaries taken as a whole will exceed its debts, (y) the Borrower and its Subsidiaries taken as a whole will not have incurred or intended to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (z) the Borrower and its Subsidiaries taken as a whole will not have unreasonably small capital with which to conduct its business.

            (b) (i) The consolidated balance sheet of the Borrower at December 31, 1995 and the related consolidated statements of operations and cash flows of the Borrower for the fiscal year, as the case may be, ended as of said date, which have been examined by Deloitte & Touche LLP, independent certified public accountants, who delivered an unqualified opinion in respect therewith, and (ii) the consolidated balance sheet of the Borrower as of September 30, 1996, copies of which have heretofore been furnished to each Bank, present fairly the financial position of such entities at the dates of said statements and the results for the period covered thereby in accordance with GAAP, except to the extent provided in the notes to said financial statements and, in the case of the September 30, 1996 statements, subject to normal and recurring year-end audit adjustments. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied except to the extent provided in the notes to said financial statements. Except as expressly disclosed in the Borrower's 10-Q dated as of September 30, 1996, nothing has occurred since December 31, 1995 that has had or is reasonably likely to have a Material Adverse Effect.

            (c) Except as reflected in the financial statements and the notes thereto described in Section 6.10(b) or in Annex VIII, there were as of the Initial Borrowing Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of a nature (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower and its Subsidiaries taken as a whole, except as incurred subsequent to December 31, 1995 in the ordinary course of business consistent with past practices.



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            (d) On and as of the Initial Borrowing Date, the Projections
previously delivered to the Administrative Agent and the Banks have been prepared on a basis consistent with the financial statements referred to in
Section 6.10(a) (other than as set forth or presented in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information not otherwise disclosed in writing to the Administrative Agents and the Banks regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believed that the Projections were reasonable and attainable.

            6.11 Tax Returns and Payments. Each of the Borrower and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

            6.12 Employee Benefit Plans. (a) Neither the Borrower nor any Subsidiary nor any ERISA Affiliate has ever maintained or contributed to (or had an obligation to contribute to) any Plan where any current or reasonably foreseeable liability of the Borrower with respect to such Plan would exceed $10,000,000. All contributions required to be made with respect to (i) any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary or an ERISA Affiliate and (ii) any Foreign Pension Plan have been timely made except any such failures to contribute not exceeding $10,000,000 individually or in the aggregate. The Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan (within the meaning of Section 3(3) of ERISA) maintained or contributed to by (or to which there is an obligation to contribute of) any of them without incurring any liability in excess of $10,000,000 individually or in the aggregate.

            (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither the Borrower nor any of its Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is



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reasonable, did not exceed the current value of the assets of such Foreign
Pension Plan allocable to such benefit liabilities.

            6.13 Subsidiaries. Annex V lists each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein), in each case existing on the Second Restatement Effective Date.

            6.14 Patents, etc. The Borrower and each of its Subsidiaries has obtained all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their businesses taken as a whole as presently conducted.

            6.15 Pollution and Other Regulations. (a) Each of the Borrower and its Subsidiaries is in compliance with all applicable Environmental Laws governing its business for which failure to comply is reasonably likely to have a Material Adverse Effect, and neither the Borrower nor any of its Subsidiaries is liable for any material penalties, fines or forfeitures for failure to comply with any of the foregoing. All licenses, permits, registrations or approvals required for the business of the Borrower and each of its Subsidiaries, as conducted as of the Initial Borrowing Date, under any Environmental Law have been secured and the Borrower and each of its Subsidiaries is in substantial compliance therewith, except such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not likely to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is in any respect in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which the Borrower or such Subsidiary is a party or which would affect the ability of the Borrower or such Subsidiary to operate any Real Property, offshore drilling rig or other facility and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute noncompliance, breach of or default thereunder, except in each such case, such noncompliance, breaches or defaults as are not likely to, in the aggregate, have a Material Adverse Effect. There are as of the Initial Borrowing Date no Environmental Claims pending or, to the best knowledge of the Borrower, threatened, against the Borrower or any of its Subsidiaries wherein an unfavorable decision, ruling or finding would be reasonably likely to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property, offshore drilling rig or other facility owned or operated by the Borrower or any of its Subsidiaries that is reasonably likely (i) to form the basis of an Environmental Claim against the Borrower, any of its Subsidiaries or any Real Property, offshore drilling rig or other facility owned by the Borrower or any of its Subsidiaries, or (ii) to cause such Real Property, offshore drilling rig or other facility to be subject to any restrictions on its ownership, occupancy, use or transferability under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect.



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            (b) Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property, offshore drilling rig or other facility at any time owned or operated by the Borrower or any of its Subsidiaries or (ii) released on or from any such Real Property, offshore drilling rig or other facility, in each case where, to the best of the Borrower's knowledge, such occurrence or event individually or in the aggregate is reasonably likely to have a Material Adverse Effect.

            6.16 Properties. (a) The Borrower and each of its Subsidiaries has title to all material properties owned by them including all property reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as referred to in Section 6.10(b), free and clear of all Liens, other than (i) as referred to in the consolidated balance sheet or in the notes thereto, (ii) Permitted Liens or (iii) Liens described in Section 5.15(b).

            (b) Annex VI sets forth all the Real Property owned or leased by the Borrower and each of its Subsidiaries on the Second Restatement Effective Date, and (i) identifies each such property by its street address and, if a property located within the United States of America, by a detailed description thereof,
(ii) identifies the current owner (and current record owner, if different) and whether such property is leased or owned, (iii) provides a summary description of the use of such property on the Second Restatement Effective Date and (iv) if such property is leased, states the term of such lease and the current rent thereunder.

            (c) Annex VII sets forth all the offshore drilling rigs and other vessels owned or chartered by the Borrower and each of its Subsidiaries on the Second Restatement Effective Date, and identifies the registered owner, flag, official or patent number, as the case may be, the home port, class, location and operating status on the Second Restatement Effective Date, and, if chartered-in by the Borrower or any of its Subsidiaries, the name and address of the owner of such chartered-in vessel.

            6.17 Labor Relations. Neither the Borrower nor its Subsidiaries is engaged in any unfair labor practice that is reasonably likely to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best of the Borrower's knowledge, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best of the Borrower's knowledge, threatened against the Borrower or any of its Subsidiaries and (iii) no union representation petition existing with respect to the employees of the Borrower or any of its Subsidiaries and no union organizing activities are taking place, except with respect to any matter specified in clause (i), (ii) or (iii) above, either



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individually or in the aggregate, such as is not reasonably likely to have a
Material Adverse Effect.

            6.18 Existing Indebtedness. Annex VII sets forth a true and complete list of all Indebtedness of the Borrower and each of its Subsidiaries on the Second Restatement Effective Date and which is to remain outstanding after the Initial Borrowing Date (excluding the Loans and the Letters of Credit, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower (or issuer) and any other entity which directly or indirectly guaranteed such debt.

            6.19 Rig Classification. Each offshore drilling rig (except for such offshore drilling rigs listed on Annex III) owned or leased by the Borrower and its Subsidiaries is classified in the highest class available for rigs of its age and type with the American Bureau of Shipping, Inc. or another internationally recognized classification society acceptable to the Administrative Agent, free of any requirements or recommendations, other than such requirements or recommendations which if not cured by the owner thereof would not materially diminish such rig's value.

            SECTION 7. Affirmative Covenants. The Borrower covenants and agrees that on the Initial Borrowing Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

            7.01 Information Covenants. The Borrower will furnish to each Bank:

            (a) Annual Financial Statements. Within 100 days after the close of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative consolidated figures for the preceding fiscal year, and examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit and as to the status of the Borrower and its Subsidiaries as a going concern, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.




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            (b) Quarterly Financial Statements. As soon as available and in any event within 55 days after the close of each of the first three quarterly accounting periods in each fiscal year, the consolidated balance sheet of the Borrower and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, including the amount of consolidated capital expenditures made during such period, and in each case setting forth comparative consolidated figures for the related period in the prior fiscal year, all of which shall be certified by the chief financial officer or controller of the Borrower, subject to changes resulting from audit and normal year-end audit adjustments.

            (c) Rig Status Report. As soon as available and in any event within 55 days after the close of each quarterly accounting period, a report detailing (i)(A) the then current location of each of the offshore drilling rigs owned or leased by the Borrower and its Subsidiaries, and
      (B) the then current term of and parties to any contract of any such vessels and (ii) the average day rates and utilization for each class of rigs on the date of such report.

            (d) Budgets; etc. Not more than 60 days after the commencement of each fiscal year of the Borrower, a budget which includes an income statement, balance sheet and cash flow statement of the Borrower and its Subsidiaries for each of the four fiscal quarters of such fiscal year, including a breakdown of revenues, operating expenses, utilizations and operating and capital expenditures by class of rig for the offshore drilling rigs owned or leased by the Borrower and its Subsidiaries.

            (e) Compliance Certificate. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b), a certificate of the Borrower signed by its chief financial officer, controller or other Authorized Officer in the form of Exhibit H to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Section 8 as at the end of such fiscal period or year, as the case may be.

            (f) Notice of Default or Litigation. Promptly, and in any event within (x) three Business Days after the Borrower obtains knowledge thereof, notice of the occurrence of any event which constitutes a Default or Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (y) ten Business Days after the Borrower obtains knowledge thereof, notice of the commencement of or



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      any significant development in any litigation or governmental proceeding pending against the Borrower or any of its Subsidiaries which is likely to have a Material Adverse Effect or is likely to have a material adverse effect on the ability of the Borrower or any Guarantor to perform its obligations hereunder or under any other Credit Document.

            (g) Auditors' Reports. Promptly upon receipt thereof and following such time as management shall have had reasonable time to respond thereto, a copy of each formal report or "management letter" submitted to the Borrower by its independent accountants in connection with any annual, interim or special audit made by it of the books of the Borrower.

            (h) SEC Reports. Promptly upon transmission thereof, copies of any material filings and registration with, and reports to, the SEC by the Borrower or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall generally send to analysts or all holders of their capital stock in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement).

            (i) Credit Rating. As soon as possible and in any event within 10 days after any change in (i) the credit rating assigned by Moody's or S&P to any long-term debt of the Borrower (including, without limitation, any change in the Moody's Credit Rating or the S&P Credit Rating) and/or (ii) the stated implied senior debt rating assigned by Moody's or S&P with respect to the Borrower; notice of such change and the date on which it was first announced by the applicable rating agency.

            (j) Other Information. From time to time, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Banks may reasonably request.

            7.02 Books, Records and Inspections. The Borrower will, and will cause its Subsidiaries to, permit, upon reasonable notice to the chief financial officer, controller or any other Authorized Officer of the Borrower, officers and designated representatives of the Administrative Agent (at the expense of the Administrative Agent, but after the occurrence and during the continuance of an Event of Default, at the expense of the Borrower) or the Required Banks (at the expense of such Banks), to the extent necessary, to examine the books of account of the Borrower and any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all at such



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reasonable times and intervals and to such reasonable extent as the
Administrative Agent or the Required Banks may desire.

            7.03 Maintenance of Property; Insurance. The Borrower will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance in such amounts with carriers of such insurance industry ratings, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice for similarly situated insureds. The Borrower will, and will cause each of its Subsidiaries to, furnish on the Initial Borrowing Date and annually thereafter to the Administrative Agent a summary of the insurance carried together with certificates of insurance and other evidence of such insurance.

            7.04 Payment of Taxes. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries, provided that neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of the Borrower) with respect thereto in accordance with GAAP.

            7.05 Consolidated Corporate Franchises. The Borrower will do, and will cause each Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, material rights and authority, unless the failure to do so is not reasonably likely to have a Material Adverse Effect, provided that any transaction permitted by Section 8.02 will not constitute a breach of this Section 7.05.

            7.06 Compliance with Statutes, etc. The Borrower will, and will cause each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property other than those the non-compliance with which would not have a Material Adverse Effect or would not have a material adverse effect on the ability of the Borrower or any Guarantor to perform its obligations under any Credit Document to which it is party.

            7.07 Good Repair. Except for the Fleet Rigs currently under or scheduled to be repaired or which have been damaged or have suffered a casualty as to which (within a reasonable period of time) the Borrower has not made a determination whether to replace or repair, or if the determination to replace or repair has been made, as to which such replacement or repairs are being undertaken, subject to availability of equipment, materials



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and/or repair facilities, the Borrower will, and will cause each of its
Subsidiaries to, keep its properties and equipment used or useful in its business, in whomsoever's possession they may be, in good repair, working order and condition, normal wear and tear excepted, and, subject to Section 8.02, see that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, (i) to the extent and in the manner useful or customary for companies in similar businesses and (ii) to the extent where the failure to do so is reasonably likely to cause a Material Adverse Effect.

            7.08 End of Fiscal Years; Fiscal Quarters. The Borrower will, for financial reporting purposes, cause (i) each of its fiscal years to end on December 31 of each year and (ii) each of its fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

            7.09 Use of Proceeds. All proceeds of the Loans shall be used as provided in Section 6.05.

            7.10 Rig Valuations. From and after January 1, 1998, at any time, but no more frequently than semi-annually, when in the reasonable judgment of the Administrative Agent, the Documentation Agent or the Required Banks, there has been an adverse development in the market for offshore drilling rigs which is likely to adversely affect the aggregate Market Value of the Fleet Rigs, the Borrower, at the request of the Administrative Agent, the Documentation Agent or the Required Banks, will obtain an updated appraisal of the Fleet from an Approved Shipbroker, substantially in the form of the reports delivered pursuant to Section 5.12, confirming compliance with Section 8.11 (but in any event including the following Fleet Rigs: Ocean America, Ocean Alliance, Ocean Valiant, Ocean Star, Ocean Quest, Ocean Clipper and Ocean Victory).

            7.11 Additional Guarantors. In the event the assets of any Wholly-Owned Domestic Subsidiary of the Borrower constitutes more than 5% of the combined book value of the assets of the Borrower and its Subsidiaries, such Wholly-Owned Domestic Subsidiary shall execute and deliver to the Administrative Agent a counterpart of the Guaranty.

            7.12 ERISA. As soon as possible and, in any event, within 10 days after the Borrower, any Subsidiary or any ERISA Affiliate knows or has reason to know that: (a) a contribution required to be made with respect to (i) any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary or an ERISA Affiliate or (ii) any Foreign Pension Plan has not been timely made or (b) the Borrower or any Subsidiary may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension



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benefit plan (as defined in Section 3(2) of ERISA), the Borrower will deliver to each of the Banks a certificate of the chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, a plan participant or the plan administrator. The Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan (including, to the extent required, the related financial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service, if any.

            SECTION 8. Negative Covenants. The Borrower hereby covenants and agrees that as of the Initial Borrowing Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

            8.01 Changes in Business. The Borrower will not, and will not permit any of its Subsidiaries or Unrestricted Subsidiaries to, materially alter the character of the business of the Borrower and its Subsidiaries taken as a whole from that conducted at the Initial Borrowing Date (including any material expansion outside of the offshore contract drilling and production services business), provided that this Section 8.01 shall not restrict the making of any investment expressly permitted by Section 8.05 or the engaging in business substantially ancillary to the offshore contract drilling and production services business.

            8.02 Consolidation, Merger, Sale of Assets, etc. The Borrower will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, sell or otherwise dispose of all or any part of its property or assets (other than inventory or obsolete equipment or excess equipment no longer needed in the conduct of the business in the ordinary course of business) or agree to do any of the foregoing at any future time, except that the following shall be permitted:

            (a) (i) any Subsidiary of the Borrower may be merged or consolidated with or into, or be liquidated into, the Borrower (so long as the Borrower is the surviving corporation) or any Guarantor (so long as such Guarantor is the surviving corporation) or any other Person (so long as such Subsidiary is the surviving corporation or, if such Subsidiary is not the surviving corporation, the surviving corporation becomes a Guarantor hereunder) and (ii) all or any part of the business, properties and assets of the Borrower or any of its Subsidiaries may be conveyed, leased, sold or transferred to the Borrower or any Guarantor;

            (b)  Restricted Payments permitted pursuant to Section 8.05;



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            (c) other sales or dispositions of assets, provided that (x) (A) the
      Total Commitment shall be reduced to the extent required by Section
      3.03(b) upon the receipt of any Net Cash Proceeds received from all such sales and dispositions and (B) all proceeds thereof shall be used without violating the provisions of Section 8.01 and (y) each such sale or disposition shall be in an amount at least equal to the fair market value thereof (as determined by the Board of Directors of the Borrower in the case of sales in excess of $100,000,000); and

            (d) other sales or dispositions of assets in each case to the extent the Required Banks have consented in writing thereto and subject to such conditions as may be set forth in such consent.

            8.03 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except:

            (a) Indebtedness incurred pursuant to this Agreement and other Credit Documents;

            (b) Indebtedness existing on the Second Restatement Effective Date and listed on Annex VIII, without giving effect to any subsequent extensions, refinancings or renewals thereof; and

            (c) other Consolidated Indebtedness in addition to the Facility in an amount not to exceed at any one time $400,000,000 less the aggregate of all Consolidated Indebtedness outstanding from time to time pursuant to
      Section 8.03(b); provided that no more than $250,000,000 of total Consolidated Indebtedness incurred outside the Facility may be Senior Indebtedness.

            8.04 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the Borrower or any Subsidiary of the Borrower) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except:

            (a) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;




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0000DSZS.W51

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            (b) Liens imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, maritime Liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or any Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary or (y) which are being contested in good faith by appropriate proceedings (including the providing of bail), which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien or procuring the release of the property or assets subject to such Lien from arrest or detention;

            (c)  Liens created in favor of the Banks;

            (d) Liens existing on the Initial Borrowing Date and listed on Annex IX, without giving effect to any subsequent extensions, refinancings or renewals thereof;

            (e) Liens arising from judgments, decrees or attachments (or securing of appeal bonds with respect thereto) to the extent not covered by insurance, the obligations in connection therewith do not exceed $25,000,000 and otherwise in circumstances not constituting an Event of Default under Section 9.07;

            (f) any interest or title of a lessor or charterer under any lease permitted by this Agreement;

            (g) immaterial Liens on any assets of the Borrower or any of its Subsidiaries other than the Fleet Rigs; or

            (h) Liens securing Permitted Indebtedness not to exceed in the aggregate $25,000,000.

            8.05 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payments, except:

            (a) So long as no Default or Event of Default exists or would result therefrom, the Borrower and its Subsidiaries may make Restricted Payments not to exceed in the aggregate the sum of (x) $25,000,000, plus (y) the Cumulative Net Income Amount then in effect;

            (b) any Subsidiary of the Borrower may pay Dividends to the Borrower or to any Wholly-Owned Subsidiary of the Borrower; and




                                     -40-


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            (c) the Borrower may redeem or repurchase common stock of the
      Borrower (or options to purchase such common stock) from (1) present or former officers, employees and directors (or their estates) upon the death, permanent disability, retirement or termination of employment of any such Person or otherwise in accordance with any stock option plan or any employee stock ownership plan, or (2) stockholders of the Borrower so long as the purpose of such purchase is to acquire common stock of the Borrower for reissuance to new officers, employees and directors (or their estates) of the Borrower to the extent so reissued within 12 months of any such purchase, provided that in all such cases (x) no Default or Event of Default is then in existence or would arise therefrom, (y) the aggregate amount of all cash paid in respect of all such shares so redeemed or repurchased in any calendar year does not exceed $1,000,000 plus proceeds of key man life insurance used for the purpose of repurchasing such common stock owned by such Person and, provided further, that in the event that the Borrower subsequently resells to any member of its, or any Subsidiary's management, any shares redeemed or repurchased pursuant to this clause (ii), the amount of repurchases the Borrower may make from officers, employees and directors pursuant to this clause (ii) shall be increased by an amount equal to any cash received by the Borrower upon the resale of such shares.

            8.06 Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or otherwise restricts (A) the ability of any Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Subsidiary, (b) make loans or advances to the Borrower or any Subsidiary, (c) transfer any of its properties or assets to the Borrower or any Subsidiary or (B) the ability of the Borrower or any other Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations, other than prohibitions or restrictions existing under or by reason of:

            (i) this Agreement and the other Credit Documents;

            (ii) applicable law;

            (iii) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices;

            (iv) any restriction or encumbrance with respect to a Subsidiary of the Borrower imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement;




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            (v) Permitted Liens and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens, provided that such prohibitions or restrictions apply only to the assets subject to such Liens; and

            (vi) 33 U.S.C. ss. 2716 (Supp. 1995) and the regulations thereunder, with respect to Diamond Offshore Finance Company, a Delaware corporation.

            8.07 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions after the Initial Borrowing Date whether or not in the ordinary course of business, with any Affiliate (including any Unrestricted Subsidiary) other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate, provided that the foregoing restrictions shall not apply to (i) employment arrangements entered into in the ordinary course of business with officers of the Borrower and its Subsidiaries, (ii) customary fees paid to members of the Board of Directors of the Borrower and of its Subsidiaries, (iii) the Borrower's making of Permitted Investments, (iv) the Services Agreement and the Registration Rights Agreement, (v) all transactions between or among the Credit Parties, (vi) all immaterial transactions with the officers or members of the Board of Directors of the Borrower or its Subsidiaries and (vii) all immaterial transactions with Affiliates.

            8.08 Vessel Management. The Borrower shall not, and shall not permit any of its Subsidiaries to, contract out the management of a material portion of the Fleet Rigs.

            8.09 Interest Coverage Ratio. The Borrower shall not permit the ratio of (i) Adjusted Consolidated EBITDA to (ii) Consolidated Interest Expense for any fiscal quarter of the Borrower to be less than 3.00:1.00.

            8.10 Leverage Ratio. The Borrower shall not permit the Leverage Ratio at any time to be more than 0.40:1.00.

            8.11 Fleet Market Value. The Borrower shall not permit the aggregate Market Value of the Fleet Rigs at any time to be less than (i) 2.5 times the sum of (x) Consolidated Indebtedness plus (y) the Available Unutilized Total Commitment.

            8.12 Net Worth. The Borrower shall not permit Consolidated Net Worth at any time to be less than $1,000,000,000 plus the Cumulative Net Income Amount.

            8.13 ERISA. Neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate will contribute to a Plan or maintain any Plan other than the Arethusa



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Off-Shore Company Pension Plan, under which there shall be no further benefit accruals (all accrued benefits thereunder having been frozen as of April 29, 1996).

            SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

            9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for three or more Business Days after notice by the Administrative Agent or the Required Banks, in the payment when due of any Unpaid Drawing, any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

            9.02 Representations, etc. Any representation, warranty or statement made by the Borrower herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            9.03 Covenants. The Borrower shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 7.08 or Section 8 or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the Borrower by the Administrative Agent or the Required Banks; or

            9.04 Default Under Other Agreements. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, applicable thereto or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not constitute an Event of Default pursuant to this Section 9.04 unless the Borrower shall have received notice from the Administrative Agent or the Required Banks and the principal amount of any one issue of such Indebtedness exceeds $25,000,000 or the aggregate amount of all Indebtedness referred to in clauses (a) and (b) above exceeds $25,000,000 at any one time; or




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            9.05 Bankruptcy, etc. The Borrower or any other Credit Party shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any other Credit Party and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any other Credit Party; or the Borrower or any other Credit Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any other Credit Party; or there is commenced against the Borrower or any other Credit Party any such case or proceeding which remains undismissed for a period of 60 days; or the Borrower or any other Credit Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; the Borrower or any other Credit Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any other Credit Party makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any other Credit Party for the purpose of effecting any of the foregoing; or

            9.06 Guaranty. The Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm all or any portion of such Guarantor's obligation there-under, or any Guarantor shall default in the observance of any term, covenant or agreement on its part to be performed or observed pursuant thereto and such default (other than any default arising from a failure to make any payment thereunder) shall continue unremedied for a period of at least 30 days after notice to the Borrower by the Administrative Agent or the Required Banks; or

            9.07 Judgments. One or more judgments or decrees shall be entered against the Borrower or any other Credit Party involving a liability of $25,000,000 or more in the case of any one such judgment or decree and $25,000,000 or more in the aggregate for all such judgments and decrees for the Borrower and the other Credit Parties (not paid or to the extent not covered by insurance) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

            9.08 Employee Benefit Plans. (a)(i) A contribution required to be made with respect to any (x) employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary or an ERISA Affiliate or (y) Foreign Pension Plan has not been

0000DSZS.W51
timely made or (ii) the Borrower or any Subsidiary has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA); (b) there shall result from any such event or events the imposition of a Lien, the granting of a security interest, or a liability or a material risk of incurring a liability; (c) which Lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Banks, will have a Material Adverse Effect;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Banks, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Bank to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all obligations owing hereunder (including Unpaid Drawings) and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05 in respect of the Borrower, it will pay) to the Administrative Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (v) apply any amounts held as cash collateral pursuant to Section 4.02 or this Section 9 to repay Obligations.

            SECTION 10. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

            "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing
(x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form H.15 as of

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






the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Administrative Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Administrative Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the Administrative Agent for determining the current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation for insuring three-month certificates of deposit.

            "Adjusted Commitment" for each Non-Defaulting Bank shall mean at any time the product of such Bank's Adjusted Percentage and the Adjusted Total Commitment.

            "Adjusted Consolidated EBITDA" shall mean for any period Consolidated EBITDA for such period less cash Dividends paid during such period.

            "Adjusted Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank such Bank's Percentage and (y) at a time when a Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and (ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing such Bank's Commitment at such time by the Adjusted Total Commitment at such time, it being understood that all references herein to Commitments and the Adjusted Total Commitment at a time when the Total Commitment or Adjusted Total Commitment, as the case may be, has been terminated shall be references to the Commitments or Adjusted Total Commitment, as the case may be, in effect immediately prior to such termination, provided that (A) no Bank's Adjusted Percentage shall change upon the occurrence of a Bank Default from that in effect immediately prior to such Bank Default if, after giving effect to such Bank Default and any repayment of Loans at such time pursuant to Section 4.02(A)(a) or otherwise, the sum of (i) the aggregate outstanding principal amount of Loans of all Non-Defaulting Banks plus (ii) the Letter of Credit Outstandings, exceeds the Adjusted Total Commitment; (B) the changes to the Adjusted Percentage that would have become effective upon the occurrence of a Bank Default but that did not become effective as a result of the preceding clause (A) shall become effective on the first date after the occurrence of the relevant Bank Default on which the sum of (i) the aggregate outstanding principal amount of the Loans of all Non-Defaulting Banks plus (ii) the Letter of Credit Outstandings is equal to or less than the Adjusted Total Commitment; and (C) if (i) a Non-Defaulting Bank's Adjusted Percentage is changed pursuant to the preceding clause (B) and (ii) any repayment of such Bank's Loans, or of Unpaid Drawings with respect to Letters of Credit, that were made during the

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






period commencing after the date of the relevant Bank Default and ending on the date of such change to its Adjusted Percentage must be returned to any Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of such Borrower, then the change to such Non-Defaulting Bank's Adjusted Percentage effected pursuant to said clause (B) shall be reduced to that positive change, if any, as would have been made to its Adjusted Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted Percentage would have resulted in the sum of the outstanding principal of Loans made by such Bank plus such Bank's new Adjusted Percentage of the outstanding principal amount of Letter of Credit Outstandings equalling such Bank's Commitment at such time.

            "Adjusted Total Commitment" shall mean at any time the Total Commitment less the aggregate Commitments of all Defaulting Banks.

            "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

            "Affected Eurodollar Loan" shall have the meaning provided in
Section 4.02(B).

            "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" shall mean this Credit Agreement, as the same may be from time to time further modified, amended and/or supplemented.

            "Applicable Commitment Commission Percentage" shall be equal to the percentage per annum set forth below opposite the Borrowers' applicable Leverage Ratio, as calculated for the last day of the fiscal quarter last ended; provided that, in the event a change in the Applicable Commitment Commission Percentage is to be made, such change shall not become effective until the date on which the Administrative Agent receives written notice from the Borrower indicating that such change is warranted:

0000DSZS.W51

                                               Applicable Commitment
               Leverage Ratio                  Commission Percentage
               --------------                  ---------------------

            Less than 0.75:1.00                0.150% per annum

            Greater than or equal to
            0.75:1 and less than 1.25:1        0.200% per annum

            Greater than or
            equal to 1.25:1                     0.250% per annum

and provided further that, notwithstanding anything above to the contrary, (i) the Applicable Commitment Commission Percentage, from and including the Second Restatement Effective Date through and including June 30, 1997 shall be .200% per annum and (ii) at all times after June 30, 1997 during which an Investment Grade Rating Period is in effect, and for so long as such Investment Grade Rating Period continues, the Applicable Commitment Commission Percentage shall be .150% per annum.

            "Applicable Eurodollar Margin" shall be equal to the percentage per annum set forth below opposite the Borrowers' applicable Leverage Ratio, as calculated for the last day of the fiscal quarter last ended; provided that, in the event a change in the Applicable Eurodollar Margin is to be made, such change shall not become effective until the date on which the Administrative Agent receives written notice from the Borrower indicating that such change is warranted:

                                                   Applicable
               Leverage Ratio                  Eurodollar Margin
               --------------                  -----------------

            Less than 0.75:1.00                0.375% per annum

            Greater than or equal to
            0.75:100 and less than 1.25:1      0.500% per annum

            Greater than or equal
            to 1.25:1                          0.625% per annum

and provided further that, notwithstanding anything above to the contrary, (i) the Applicable Eurodollar Margin from and including the Second Restatement Effective Date through and including June 30, 1997 shall be .500% per annum and
(ii) at all times after June 30, 1997 during which an Investment Grade Rating Period is in effect, and for so long as such Investment Grade Rating Period continues, the Applicable Eurodollar Margin shall be .375% per annum.

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            "Approved Bank" shall have the meaning provided in the definition of
"Cash Equivalents."

            "Approved Company" shall have the meaning provided in the definition of "Cash Equivalents."

            "Approved Shipbroker" shall mean each of the international, independent, sale-and-purchase Shipbrokers listed on Annex XI, as such Annex may be revised from time to time at the request of the Required Banks with the consent of the Borrower, which consent shall not be unreasonably withheld.

            "Asset Disposition" shall mean (i) the sale, transfer or other voluntary disposition by the Borrower or any Subsidiary to any Person other than the Borrower or any Subsidiary of any asset of the Borrower or such Subsidiary (other than (i) sales, transfers or other dispositions in the ordinary course of business of inventory and/or obsolete or excess equipment and (ii) the sale by the Borrwer of all or substantially all of the assets of Diamond M Onshore, Inc. to Drillers, Inc. pursuant to an asset purchase agreement for total consideration of approximately $26,000,000) or (ii) any Recovery Event arising as a result of a Total Loss.

            "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit I (appropriately completed).

            "Authorized Officer" shall mean any senior officer of the Borrower designated as such in writing to the Administrative Agent by the Borrower.

            "Available Unutilized Commitment" for each Bank, shall mean the excess of (i) the Commitment of such Bank over (ii) the sum of (x) the aggregate outstanding principal amount of Loans made by such Bank plus (y) an amount equal to such Bank's Adjusted Percentage of the Letter of Credit Outstandings at such time.

            "Available Unutilized Total Commitment" shall mean the excess of (i) the Total Commitment over (ii) the sum of (x) the aggregate outstanding principal amount of Loans plus (y) the Letter of Credit Outstandings at such time.

            "Bank" shall have the meaning provided in the first paragraph of this Agreement.

            "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any incurrence of Loans or to fund its portion of any unreimbursed payment under Section 2.05(c) or (ii) a Bank having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obliga-

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






tions under Section 1.01 or under Section 2.05(c), in the case of either (i) or
(ii) as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

            "Bankruptcy Code" shall have the meaning provided in Section 9.05.

            "Base Rate" at any time shall mean the highest of, (i) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate, (ii) the Prime Lending Rate and (iii) the rate which is 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate.

            "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

            "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

            "Borrowing" shall mean the incurrence of one Type of Loan pursuant to the Facility by the Borrower from all of the Banks with respect to such Facility on a pro rata basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

            "BTCo" shall mean Bankers Trust Company.

            "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

            "Capital Lease" as applied to any Person shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

            "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

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            "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Bank, (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (z) any bank (or the parent company of such bank) whose short-term commercial paper rating from Standard & Poor's Corporation ("S&P") is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Bank or Approved Bank or by the parent company of any Bank or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's (any such company, an "Approved Company"), or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within one year after the date of acquisition and (v) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (i) through (iv) above.

            "Cash Proceeds" shall mean, with respect to any Asset Disposition, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Disposition, other than the portion of such deferred payment constituting interest, but only as and when so received) received by the Borrower and/or any Subsidiary from such Asset Disposition.

            "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 et seq.

            "Change of Control" shall mean (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 30% of the total voting power of the Voting Stock of the Borrower or (b) during any period of two consecutive years individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors of the Borrower then still in office who were either directors at



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the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office.

            "Claims" shall have the meaning provided in the definition of "Environmental Claims."

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Second Restatement Effective Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

            "Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Commitment," as the same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04.

            "Commitment Commission" shall have the meaning provided in
Section 3.01(a).

            "Consolidated EBIT" shall mean, for any period, (A) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) provisions for taxes based on income, (iii) Consolidated Interest Expense, (iv) amortization or write-off of deferred financing costs to the extent deducted in determining Consolidated Net Income and (v) losses on sales of assets (excluding sales in the ordinary course of business) and other extra-ordinary losses less (B) the amount for such period of gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains, all as determined on a consolidated basis in accordance with GAAP.

            "Consolidated EBITDA" shall mean, for any period, the sum of the amounts for such period of (i) Consolidated EBIT, (ii) depreciation expense of the Borrower and its Subsidiaries and (iii) amortization expense of the Borrower and its Subsidiaries, all as determined on a consolidated basis in accordance with GAAP.

            "Consolidated Indebtedness" shall mean, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness (including the Loans) of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP, excluding all Contingent Obligations relating to the Indebtedness of any Person which such Indebtedness is included in the calculation of Consolidated Indebtedness of the Borrower and its Subsidiaries.



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            "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases) of the Borrower and its Subsidiaries in accordance with GAAP on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing.

            "Consolidated Net Income" shall mean for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

            "Consolidated Net Worth" shall mean, at any time, the net worth of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

            "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "Credit Documents" shall mean this Agreement, the Notes and each Guaranty and any documents executed in connection therewith.

            "Credit Event" shall mean and include the making of a Loan or the issuance of a Letter of Credit.

            "Credit Party" shall mean the Borrower and each Guarantor.

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            "Cumulative Net Income Amount" shall mean on any date of
determination, an amount equal to, (i) 50% of Consolidated Net Income (determined on a cumulative basis) for all Cumulative Net Income Periods ending prior to such date of determination for which Consolidated Net Income was a positive number, minus (ii) 100% of Consolidated Net Income (determined on a cumulative basis) for all Cumulative Net Income Periods ending prior to such date of determination for which Consolidated Net Income was a negative number.

            "Cumulative Net Income Period" shall mean each period consisting of a fiscal quarter of the Borrower ending after January 1, 1997.

            "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

            "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

            "Dividends" shall mean to declare or pay on the part of the Borrower or any of its Subsidiaries any dividends (other than dividends payable solely in capital stock of such Person) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of the Borrower or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock).

            "Dollars" shall mean freely transferable lawful money of the United States.

            "Domestic Subsidiary" shall mean, as to any Person, any Subsidiary that is incorporated under the laws of the United States of America, any State thereof or any territory thereof.

            "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined by Regulation D of the Securities Act of 1933).

            "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or

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






violation, investigations (other than internal reports prepared by the Borrower or any of its Subsidiaries solely in the ordinary course of such Person's business and not in response to any third party action or request of any kind) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

            "Environmental Law" means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guide, policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 7401 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 3808 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq. and any applicable state and local or foreign counterparts or equivalents.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued there-under. Section references to ERISA are to ERISA, as in effect at the Second Restatement Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" (i) within the meaning of Sections 414(b), (c), (m) and
(o) of the Code or (ii) as a result of the Borrower or any Subsidiary being or having been a general partner of such person.

            "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

            "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (i) the offered quotation to first-class banks in the interbank Eurodollar market by the Administrative Agent for dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative

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Agent for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

            "Event of Default" shall have the meaning provided in Section 9.

            "Existing Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

            "Existing Eurodollar Loans" shall mean "Eurodollar Loans" outstanding under, and as defined in, the Existing Credit Agreement.

            "Existing Indebtedness" shall have the meaning provided in Section 6.18.

            "Existing Indebtedness Agreements" shall have the meaning provided in Section 5.06(i).

            "Facility" shall mean the credit facility established under this Agreement, evidenced by the Total Commitment.

            "Facing Fee" shall have the meaning provided in Section 3.01(c).

            "Federal Funds Effective Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

            "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 3.01.

            "Fleet" shall mean all Fleet Rigs taken as a whole.

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            "Fleet Rigs" shall mean any offshore drilling rig or vessel owned from time to time by the Borrower and its Subsidiaries.

            "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

            "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date of this Agreement; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

            "Guarantor" shall mean each Subsidiary of the Borrower from time to time party to the Guaranty.

            "Guaranty" shall have the meaning provided in Section 5.11.

            "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formal-dehyde foam insulation, transformers or other equipment that contained electric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

            "Indebtedness" of any Person shall mean without duplication (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii)



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all net obligations of such Person under Interest Rate Agreements and (viii) all
Contingent Obligations of such Person (other than Contingent Obligations arising from the guaranty by such Person of the obligations of the Borrower and/or its Subsidiaries to the extent such guaranteed obligations are permitted under this Agreement) provided that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

            "Initial Borrowing Date" shall mean the date upon which the initial Borrowing of Loans occurs.

            "Interest Period" with respect to any Loan shall mean the interest period applicable thereto, as determined pursuant to Section 1.09.

            "Interest Rate Agreement" shall mean any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect the Borrower or any Subsidiary against interest rate risk.

            "Investment Grade Rating Period" shall mean, subject to the terms and conditions set forth below in this definition, a period during which the S&P Credit Rating is BBB or above or the Moody's Credit Rating is Baa2 or above. In the event that none of the Borrower's senior unsecured debt is rated by the Rating Agencies, the Borrower's implied senior debt rating as stated by the Rating Agencies shall be utilized. In the event that none of the Rating Agencies state a senior debt rating or an implied senior debt rating for the Borrower, no Investment Grade Rating Period shall exist. If only one of a Moody's Credit Rating and an S&P Credit Rating exists at any time or only one Rating Agency states an implied senior debt rating for the Borrower (and for which no alternate implied senior debt rating is available), then such Credit Rating shall be utilized. In the event of a split rating of two or more rating levels, the rating level one below the higher rating will apply.

If any credit rating shall be downgraded by Moody's or S&P, such change shall be effective for purposes of this definition as of the Business Day on which such change in credit rating is announced by Moody's and/or S&P, as the case may be, provided that nothing herein shall relieve the Borrower of its obligation to notify the Banks of any such change pursuant to Section 7.01(i). If any credit rating shall be upgraded by Moody's or S&P, such change shall be effective for purposes of this definition as of the Business Day upon which the Banks receive notice of any such change pursuant to Section 7.01(i).

            "Investments" shall mean and include (i) lending money or credit or making advances to any Person (net of any repayments or returns thereof), (ii) purchasing or acquiring any stock, obligations or securities of, or any other interest in, or making capital

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contributions to any Person, or (iii) guaranteeing the debt or obligations of any other Person.

            "Leasehold" of any Person means all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

            "L/C Supportable Obligations" shall mean such obligations of the Borrower or its Subsidiaries as are not inconsistent with the policies of the respective Letter of Credit Issuer.

            "Letter of Credit" shall have the meaning provided in Section
2.01(a).

            "Letter of Credit Fee" shall have the meaning provided in Section 3.01(b).

            "Letter of Credit Issuer" shall mean BTCo, Christiania Bank og Kreditkasse, New York Branch and any Bank which at the request of the Borrower and with the consent of the Administrative Agent agrees, in such Bank's sole discretion, to become a Letter of Credit Issuer for purposes of issuing Letters of Credit pursuant to Section 2.

            "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

            "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

            "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Total Capitalization on such date.

            "Lien" shall mean any mortgage, pledge, security interest, security title, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

            "Loan" shall have the meaning provided in Section 1.01.

            "Loews" shall mean Loews Corporation, a Delaware corporation.

            "Margin Stock" shall have the meaning provided in Regulation U.

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            "Market Value" shall mean as of any date of calculation the value as of such date of any Fleet Rig or other vessel provided in the most recent valuation report delivered in connection with Section 5.12(ii) and Section 7.10, or in the case two reports have been supplied as of such date, the arithmetic mean of the values provided in such reports.

            "Material Adverse Effect" shall mean a material adverse effect on the business, property, assets, liabilities, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            "Maturity Date" shall mean the date that is the fifth anniversary of the Second Restatement Effective Date.

            "Minimum Borrowing Amount" shall mean (i) for Loans maintained as Base Rate Loans, $1,000,000, and (ii) for Loans maintained as Eurodollar Loans, $5,000,000.

            "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

            "Moody's Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned by Moody's to the senior unsecured long term debt of the Borrower.

            "Net Cash Proceeds" shall mean, with respect to any Asset Disposition, the Cash Proceeds resulting therefrom net of expenses of sale or disposition and net of taxes payable as a result thereof.

            "Non-Defaulting Bank" shall mean each Bank other than a Defaulting Bank.

            "Note" shall have the meaning provided in Section 1.05(a).

            "Notice of Borrowing" shall have the meaning provided in Section
1.03.

            "Notice of Conversion" shall have the meaning provided in Section 1.06.

            "Notice Office" shall mean the office of the Administrative Agent at 130 Liberty Street, New York, New York or such other office as the Administrative Agent may designate to the Borrower from time to time.

            "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

            "Participant" shall have the meaning provided in Section 2.05(a).

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            "Payment Office" shall mean the office of the Administrative Agent at 130 Liberty Street, New York, New York or such other office as the Administrative Agent may designate to the Borrower from time to time.

            "Percentage" shall mean for each Bank the percentage obtained by dividing such Bank's Commitment by the Total Commitment, provided that if the Total Commitment has been terminated, the Percentage of each Bank shall be determined by dividing such Bank's Commitment immediately prior to such termination by the Total Commitment immediately prior to such termination.

            "Permitted Holders" shall mean Loews and its Subsidiaries.

            "Permitted Indebtedness" shall mean Indebtedness described in
Section 8.03 (a) through (c).

            "Permitted Investments" shall mean and include the following:

            (a) the Borrower or any Subsidiary may make Investments in cash and Cash Equivalents;

            (b) the Borrower and any Subsidiary may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

            (c) the Borrower and its Subsidiaries may make loans and advances
      (i) to employees in the ordinary course of business or in connection with employee relocation in an aggregate principal amount not to exceed $500,000 at any time outstanding and (ii) to management employees to finance their purchases of common stock of the Borrower in an aggregate amount not to exceed $750,000 at any time outstanding;

            (d) the Borrower and each Subsidiary may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

            (e) the Borrower may hold treasury stock received by it in connection with the repurchase of stock from employees pursuant to Section 8.05;

            (f) the Borrower may make contributions to an employee stock ownership plan provided such contributions are in the Borrower's common stock;



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            (g) any Credit Party may make intercompany loans and advances to any other Credit Party, provided that such loans and advances (other than loans and advances from Diamond Offshore Finance Company to any Credit Party) are unsecured and subordinated to the Obligations of such Credit Party owing to the Banks;

            (h) the Borrower and any Subsidiary may make Investments in Wholly-Owned Domestic Subsidiaries of the Borrower and Persons which, after giving effect to such investments, become Wholly-Owned Domestic Subsidiaries of the Borrower;

            (i) the Borrower and its Subsidiaries may maintain Investments existing on the Second Restatement Effective Date in foreign Subsidiaries and Subsidiaries designated as Unrestricted Subsidiaries on the Second Restatement Effective Date, without giving effect to any increases in the amount thereof;

            (j) the Borrower and its Subsidiaries may make Investments in foreign currencies in an aggregate amount not to exceed $10,000,000;

            (k) the Borrower and its Subsidiaries may issue performance guarantees for the benefit of any Subsidiaries of the Borrower; and

            (l) the Borrower and any Subsidiary may make investments in Persons to the extent that such investments shall be made solely with the capital stock of the Borrower.

            "Permitted Liens" shall mean Liens described in Section 8.04(a) through (h).

            "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

            "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate.

            "Prime Lending Rate" shall mean the rate which Bankers Trust Company announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bankers Trust Company may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

            "Projections" shall have the meaning set forth in Section 5.14.



                                     -62-


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            "Rating Agencies" shall mean each of Moody's and S&P.

            "RCRA" shall mean the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 6901 et seq.

            "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

            "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award (excluding the proceeds of any business interruption insurance) payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or asset of the Borrower or any of its Subsidiaries or
(ii) by reason of any condemnation, taking, seizing or similar event with respect to any property or asset of the Borrower or any of its Subsidiaries.

            "Register" shall have the meaning provided in Section 12.16.

            "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of October 16, 1995, between the Borrower and Loews.


            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

            "Replaced Bank" shall have the meaning provided in Section 1.13.

            "Replacement Bank" shall have the meaning provided in Section 1.13.

            "Required Banks" shall mean Non-Defaulting Banks whose outstanding Commitments (or, if after the Total Commitment has been terminated, outstanding Loans and Adjusted Percentage of Letter of Credit Outstandings) constitute greater than 50% of the sum of the Adjusted Total Commitment (or, if after the Total Commitment has been terminated, the total outstanding Loans of Non-Defaulting Banks and the aggregate Adjusted Percentages of all Non-Defaulting Banks of the total Letter of Credit Outstandings at such time).

            "Restricted Payments" shall mean any Dividend or Investment, other than Permitted Investments.




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            "S&P" shall mean Standard & Poor's Ratings Group and its successors.

            "S&P Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned by S&P to the senior unsecured long-term debt of the Borrower.

            "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

            "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

            "Second Restatement Effective Date" shall have the meaning provided in Section 12.10.

            "Senior Indebtedness" shall mean Indebtedness of the Borrower or any of its Subsidiaries which ranks pari-pasu in repayment priority with Indebtedness of the Borrower and the Guarantors under the Facility.

            "Services Agreement" shall mean the Services Agreement, dated as of October 16, 1995, between the Borrower and Loews.

            "Standby Letter of Credit" shall have the meaning provided in
Section 2.01(a).

            "Stated Amount" of each Letter of Credit shall mean the maximum available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

            "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time; provided that, with respect to any Person, "Subsidiary" shall not include any Unrestricted Subsidiary of such Person. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

            "Taxes" shall have the meaning provided in Section 4.04(a).

            "Total Capitalization" shall mean, at any time, the sum of Consolidated Indebtedness and Consolidated Net Worth at such time.



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            "Total Commitment" shall mean, at any time, the sum of the
Commitments of each of the Banks.

            "Total Loss" shall mean (i) the actual, constructive, arranged, agreed, or compromised total loss of any Fleet Rig; (ii) the requisition for title or other compulsory acquisition or forfeiture of any Fleet Rig otherwise than by requisition for hire; (iii) the capture, seizure, arrest, detention or confiscation of any Fleet Rig by any government or by persons acting or purporting to act on behalf of any government unless such Fleet Rig is released from such capture, seizure, arrest or detention within ninety (90) days after the occurrence thereof.

            "Total Unutilized Commitment" shall mean, at any time, (i) the Total Commitment at such time less (ii) the sum of the aggregate principal amount of all Loans at such time plus the Letter of Credit Outstandings at such time.

            "Trade Letter of Credit" shall have the meaning provided in Section 2.01(a).

            "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or Eurodollar Loan.

            "UCC" shall mean the Uniform Commercial Code.

            "Unpaid Drawing" shall have the meaning provided in Section 2.04(a).

            "Unrestricted Subsidiary" shall mean any Subsidiary of the Borrower that is designated by the Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; provided that the Borrower shall only be permitted to so designate an Unrestricted Subsidiary, and such designation shall only be effective for so long as, (i) no Default or Event of Default exists or would result therefrom and (ii) all Indebtedness and other obligations of such Unrestricted Subsidiary are without recourse to the Borrower or any of its other Subsidiaries. Additionally, the Borrower may not designate any Credit Party as an Unrestricted Subsidiary.

            "Voting Stock" shall mean, with respect to any corporation, the outstanding stock of all classes (or equivalent interests) which ordinarily, in the absence of contingencies, entitles holders thereof to vote for the election of directors (or Persons performing similar functions) of such corporation, even though the right so to vote has been suspended by the happening of such a contingency.

            "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any wholly-owned Subsidiary of such Person which is a Domestic Subsidiary.

            "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsi-



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diary, other than directors' qualifying shares, is owned directly or indirectly by such Person.

            "Written" or "in writing" shall mean any form of written communication or a communication by means of telex or facsimile transmission.

            SECTION 11. The Administrative Agent.

            11.01 Appointment. The Banks hereby designate Bankers Trust Company as Administrative Agent to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or Affiliates.

            11.02 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Administrative Agent nor any of its respective officers, directors, agents, employees or Affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

            11.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and issuance and/or participation in Letters of Credit and the taking or not taking of any action in connection herewith and
(ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder



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of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

            11.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, neither any Bank nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

            11.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent (which may be counsel for the Borrower).

            11.06 Indemnification. To the extent the Administrative Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Administrative Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

            11.07 The Administrative Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks,"



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"Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or its Subsidiaries or any Affiliate thereof as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any of its Subsidiaries for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

            11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

            11.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

            (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

            (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

            (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.




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            SECTION 12.  Miscellaneous.

            12.01 Payment of Expenses, etc. The Borrower agrees to (and to cause each other Credit Party, in respect of the Credit Document to which it is a party, to): (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Co-Arrangers in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case) and of the Administrative Agent and, after the occurrence and during the continuance of an Event of Default, each of the Banks in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the actual reasonable fees and disbursements of counsel for the Administrative Agent and, after the occurrence and during the continuance of an Event of Default for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify each Bank (including in its capacity as the Administrative Agent or a Letter of Credit Issuer), its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Bank is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Credit Document, whether initiated by the Borrower or any other Person, including, without limitation, the actual reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) or (b) the actual or alleged presence of Hazardous Materials in the air, surface water, groundwater, surface or subsurface of any Real Property, offshore drilling rig, facility or location at any time owned or operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation or disposal of Hazardous Materials at any Real Property, offshore drilling rig, facility or location at any time owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property, offshore drilling rig, facility or location at any time owned or operated by the Borrower or any of its Subsidiaries with federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any such Real Property, offshore drilling rig, facility or location, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries, or any Real Property, offshore drilling rig, facility or location at any time owned or operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the actual reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims,



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damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

            12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, if an Event of Default then exists, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including without limitation by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of the Borrower purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

            12.03 Notices. (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telex or telecopier communication) and mailed, telexed, telecopied or delivered, if to the Borrower or its Subsidiaries, at the address specified opposite its signature below or in the other relevant Credit Documents, as the case may be; if to any Bank, at its address specified for such Bank on Annex II; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be effective when received and, in the case of notice by telecopier, after confirmation of such receipt has been given by the recipient, excluding by way of automatic receipt produced by telecopier.

            (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent or any Letter of Credit Issuer, as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent or such Letter of Credit Issuer in good faith to be from an Authorized Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's or such Letter of Credit Issuer's record of the terms of such telephonic notice.

            12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of



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the parties hereto, provided that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks. Each Bank may at any time grant participations in any of its rights hereunder or under any of the Notes to another financial institution, provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to the benefits of Sections 1.10 and 4.04 of this Agreement to the extent that such Bank would be entitled to such benefits if the participation had not been entered into or sold, and, provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment, or a mandatory prepayment, shall not constitute a change in the terms of any Commitment) or (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

            (b) Notwithstanding the foregoing, (x) any Bank may assign all or a portion of its outstanding Commitment and its rights and obligations hereunder to its Affiliate or to another Bank, and (y) with the consent of the Administrative Agent, each Letter of Credit Issuer and the Borrower (which consent shall not be unreasonably withheld), any Bank may assign all or a portion of its outstanding Commitment and its rights and obligations hereunder to one or more Eligible Transferees. No assignment pursuant to the immediately preceding sentence shall to the extent such assignment represents an assignment to an institution other than one or more Banks hereunder, be in an aggregate amount less than $5,000,000 unless the entire Commitment of the assigning Bank is so assigned. If any Bank so sells or assigns all or a part of its rights hereunder or under the Notes, any reference in this Agreement or the Notes to such assigning Bank shall thereafter refer to such Bank and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Bank. Each assignment pursuant to this Section 12.04(b) shall be effected by the assigning Bank and the assignee Bank executing an Assignment and Assumption Agreement. In the event of any such assignment (x) to a commercial bank or other financial institution not previously a Bank hereunder, either the assigning or the assignee Bank shall pay to the Administrative Agent a nonrefundable assignment fee of $3,500 and (y) to a Bank, either the assigning or assignee Bank shall pay to Administrative Agent a nonrefundable assignment fee of $1,500, and at the time of any assignment pursuant to this Section 12.04(b), (i) Annex I shall be



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deemed to be amended to reflect the Commitment of the respective assignee (which shall result in a direct reduction to the Commitment of the assigning Bank) and of the other Banks, and (ii) if any such assignment occurs after the Initial Borrowing Date, if requested by the assigning Bank and the assignee Bank, the Borrower will issue new Notes to the respective assignee and to the assigning Bank in conformity with the requirements of Section 1.05. Each Bank and the Borrower agree to execute such documents (including, without limitation, amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing. Nothing in this clause (b) shall prevent or prohibit any Bank from pledging its Notes or Loans to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

            (c) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

            (d) Each Bank initially party to this Agreement hereby represents, and each Person that became a Bank pursuant to an assignment permitted by this
Section 12 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that subject to the preceding clauses
(a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Bank shall at all times be within its exclusive control.

            12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any of its Subsidiaries and the Administrative Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Bank would otherwise have. No notice to or demand on the Borrower or any of its Subsidiaries in any case shall entitle the Borrower or any of its Subsidiaries to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Banks to any other or further action in any circumstances without notice or demand.

            12.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower or any of its Subsidiaries in respect of any Obligations of the Borrower or any of its Subsidiaries hereunder, it shall distribute such payment to the Banks (other than any Bank that has expressly



                                     -72-


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waived its right to receive its pro rata share thereof) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

            (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the Borrower or any of its Subsidiaries, respectively, to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

            (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

            12.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks), provided that (x) except as otherwise specifically provided herein, all computations determining compliance with Section 8, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the September 30, 1996 historical financial statements of the Borrower delivered to the Banks pursuant to Section 6.10(b) and (y) that if at any time the computations determining compliance with Section 8 utilize accounting principles different from those utilized in the financial statements furnished to the Banks, such financial statements shall be accompanied by reconciliation work-sheets. In calculating compliance with financial covenants (and related definitions) hereunder based on the financial condition or performance of the Borrower and its Subsidiaries, such calculations shall exclude the financial condition and performance of all Unrestricted Subsidiaries.

            (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

            12.08 Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be



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governed by the law of the state of New York. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the state of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower located outside New York City and by hand delivery to the Borrower located within New York City, at its address for notices pursuant to Section 12.03, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent, any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

            (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (c) Each of the parties to this agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this agreement, the other credit documents or the transactions contemplated hereby or thereby.

            12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

            12.10 Effectiveness. This Agreement shall become effective on the date (the "Second Restatement Effective Date") on which the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Payment Office of the Administrative Agent or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it.

            12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            12.12 Amendment or Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or

0000DSZS.W51
terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) affected thereby, (i) extend the Maturity Date, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or Fees thereon, or reduce the principal amount thereof, (ii) increase the Commitment of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment of any Bank), (iii) amend, modify or waive any provision of this Section, (iv) reduce the percentage specified in the definition of Required Banks or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. No provision of Sections 2 or 11, or any other provisions relating to any Letter of Credit Issuer or the Administrative Agent may be modified without the consent of such Letter of Credit Issuer or the Administrative Agent, respectively.

            (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (vi), inclusive, of the first proviso to Section 12.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Bank or Banks (so long as all non-consenting Banks are so replaced) with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination, provided that the Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to Section 12.12(a)(ii).

            12.13 Survival. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 4.04, 11.07 or 12.01 shall survive the execution and delivery of this Agreement and the making and repayment of the Loans.

            12.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or Affiliate of such Bank, provided that the Borrower shall not be responsible for costs arising under Section 1.10 or 4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12(a)) to the extent not otherwise applicable to such Bank prior to such transfer.

            12.15 Confidentiality. Subject to Section 12.04, the Banks shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any Loans or participation therein (so long as such transferee or participant agrees to be bound by the provisions of this Section 12.15) or as required or

0000DSZS.W51
requested by any governmental agency or representative thereof or pursuant to legal process, provided that, unless specifically prohibited by applicable law or court order, each Bank shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information, and provided further that in no event shall any Bank be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

            12.16 Registry. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank.

                           *             *            *

0000DSZS.W51

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.




Address:                      DIAMOND OFFSHORE DRILLING, INC.

15415 Katy Freeway
Suite 100                     By /s/ Lester L. Thomas
Houston, Texas  77094            Name: Lester L. Thomas
Attn:  Lester L. Thomas          Title: Treasurer
Telephone:  (281) 492-5376
Facsimile:  (281) 647-2297


                              BANKERS TRUST COMPANY,
                                 Individually, as Co-Arranger
                                   and as Administrative Agent


                              By /s/ Patricia Hogan
                                 Name: Patricia Hogan
                                 Title: Vice President


                              CHRISTIANIA BANK OG KREDITKASSE, NEW YORK
                                  BRANCH,
                                  Individually, as Documentation Agent
                                    and as Co-Arranger


                              By /s/ Martin Lunder
                                 Name: Martin Lunder
                                 Title: First Vice President


                              By /s/ Justin F. McCarthy. III
                                 Name: Justin F. McCarthy, III
                                 Title: Vice President





0000DSZS.W51

CREDIT LYONNAIS NEW YORK
BRANCH



By: /s/ Pascal Roupelle
Name: Pascal Roupelle
Title: Senior Vice President


THE FUJI BANK, LIMITED



By: /s/ Yutaka Taniuchi
Name: Yukata Taniuchi
Title: Joint General Manager

YASUDA TRUST & BANKING COMPANY, LTD.



By: /s/ Rohn M. Laudenschlager
Name: Rohn M. Laudenschlager
Title: Senior Vice President




0000DSZS.W51

                                                              EXHIBIT A


                      FORM OF NOTICE OF BORROWING


                                                                 [Date]



Bankers Trust Company, as Administrative
  Agent for the Banks party to the
  Credit Agreement referred to below
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Attention:  Michelle Zorn

Ladies and Gentlemen:

            The undersigned, Diamond Offshore Drilling, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of February 8, 1996 amended and restated as of March 27, 1996 and further amended and restated as of December 19, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement", the capitalized terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "Banks"), Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent, The Fuji Bank, Limited, as Co-Agent, and you, as Co-Arranger and Administrative Agent for such Banks, and, pursuant to
Section 1.03 of the Credit Agreement, hereby gives you irrevocable notice that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03 of the Credit Agreement:

           (i) The aggregate principal amount of the Proposed Borrowing is $______________.

          (ii)  The Business Day of the Proposed Borrowing is [Date].(1)

--------
(1) Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Loans, in each case, after the date hereof.






0000DY1G.W51

                                                              EXHIBIT A
                                                              Page 2



         (iii) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

         [(iv) The initial Interest Period for the Proposed Borrowing is ___ month(s).](2)

            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

            (A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

            (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                    Very truly yours,

                                    DIAMOND OFFSHORE DRILLING, INC.



                                    By:__________________________________
                                        Name:
                                        Title:

--------
(2) To be included for a Proposed Borrowing of Eurodollar Loans.






0000DY1G.W51

                                                                       EXHIBIT B

                               FORM OF NOTE



$________________.                                      New York, New York
                                                         December 19, 1996



            FOR VALUE RECEIVED, DIAMOND OFFSHORE DRILLING, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______________________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, on the Maturity Date (as defined in the Agreement referred to below) the principal sum of _________________ DOLLARS ($_________) or, if less, the then unpaid principal amount of all Loans, referred to below, made by the Bank pursuant to the Agreement.

            The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

            This Note is one of the Notes referred to in the Credit Agreement, dated as of February 8, 1996, amended and restated as of March 27, 1996 and further amended and restated as of December 19, 1996 among the Borrower, the financial institutions from time to time party thereto (including the Bank), Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent, The Fuji Bank, Limited, as Co-Agent, and Bankers Trust Company, as Co-Arranger and Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory prepayment prior to the Maturity Date, in whole or in part.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

            The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.






0000DY1K.W51

                                                               EXHIBIT B
                                                                 Page 2





            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                    DIAMOND OFFSHORE
                                      DRILLING, INC.


                                          By____________________________
                                                      Name:
                                                      Title:







0000DY1K.W51

                                                              EXHIBIT C


                   FORM OF LETTER OF CREDIT REQUEST


No.___(1)                                           Dated ______________(2)


Bankers Trust Company, as Administrative Agent, and _________________,(3) as
  Letter of Credit Issuer, under the Credit Agreement referred to below
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Attention: ____________________

Ladies and Gentlemen:

            The undersigned, Diamond Offshore Drilling, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of February 8, 1996, amended and restated as of March 27, 1996 and further amended and restated as of December 19, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement", the capitalized terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "Banks"), Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent, The Fuji Bank, Limited, as Co-Agent, and Bankers Trust Company, as Co-Arranger and Administrative Agent for such Banks.

            The undersigned hereby requests that _________________,(4) as Letter of Credit Issuer, issue on behalf and for the account of ____________(5) a Letter of Credit on

--------
(1) Letter of Credit Request Number.
(2) At least three Business Days prior to the proposed Date of Issuance (or such shorter period as may be acceptable to the Letter of Credit Issuer).
(3) Name of Bank acting as Letter of Credit Issuer.
(4) Name of Letter of Credit Issuer.
(5) Name of Diamond Offshore Drilling, Inc. Subsidiary.






0000DY1M.W51

                                                              EXHIBIT C
                                                              Page 2




_________________ (the "Date of Issuance") in the aggregate amount of $____________.(6)

            The beneficiary of the requested Letter of Credit will be __________,(7) and such Letter of Credit will be in support of ______________(8) and will have a stated termination date of ____________.(9)

            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the Date of Issuance:

            (A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the issuance of the Letter of Credit requested hereby, as though made on the Date of Issuance, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

            (B) no Default or Event of Default has occurred and is continuing, or would result after giving effect to the issuance of the Letter of Credit requested hereby.

            Copies of all documentation, if any, with respect to the supported transaction are attached hereto.


                                    DIAMOND OFFSHORE
                                      DRILLING, INC.


                                    By
                                      Name:
                                      Title:
--------
(6) Not less than $50,000 (or such lesser amount as may be acceptable to the Letter of Credit Issuer).
(7) Insert name and address of beneficiary.
(8) Insert description of the L/C Supportable Obligations to which this Letter of Credit Request relates.
(9) Insert last date upon which drafts may be presented (which may not be later than twelve months after the Date of Issuance or beyond the Business Day immediately preceding the Maturity Date).






0000DY1M.W51

                                                              EXHIBIT D



                 FORM OF SECTION 4.04(b)(ii) CERTIFICATE


            Reference is hereby made to the Credit Agreement, dated as of February 8, 1996, amended and restated as of March 27, 1996 and further amended and restated as of December 19, 1996, among Diamond Offshore Drilling, Inc., a Delaware corporation, the lending institutions listed from time to time party thereto (each, a "Bank"), Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent, The Fuji Bank, Limited, as Co-Agent, and Bankers Trust Company, as Co-Arranger and Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                    [NAME OF BANK]



                                    By ____________________________
                                       Title:

Date:  _______________






0000DY1O.W51

                                                                     EXHIBIT E-1






                 [LETTERHEAD OF DIAMOND OFFSHORE DRILLING, INC.]





19 December 1996



To each of the Banks party to the
Credit Agreement hereinafter referred to;
Christiania Bank og Kreditkasse, as Co-Arranger and
Documentation Agent; and Bankers Trust Company, as Co-Arranger and Administrative Agent
c/o Bankers Trust Company
130 Liberty Street
New York, New York 10006

Gentlemen:

         I acted as counsel to Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), in connection with (i) the execution and delivery of, and consummation of the transactions contemplated by, the Amended and Restated Credit Agreement dated as of December 19, 1996 (the "Restated Credit Agreement"), among the Company, the lending institutions from time to time a party thereto (the "Banks"), Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent (in such capacity, the "Documentation Agent") and Bankers Trust Company, as Co-Arranger and Administrative Agent (in such capacity, the "Agent"), and (ii) the other documents and agreements referenced herein. This opinion is delivered to you pursuant to 5.03(i) of the Restated Credit Agreement. Capitalized terms defined in the Loan Documents (as such term is defined below) and used but not otherwise defined herein are used herein as so defined unless the context requires otherwise.

         In so acting, I have examined originals or copies, certified or otherwise identified to my satisfaction, of: (a) the Restated Credit Agreement;
(b) the Notes; and (c) the Guaranty (the documents listed in clauses (a) through (c) above being collectively referred to herein as the "Loan Documents"); and
(d) such corporate records, agreements,
documents and other instruments, and such certificates of comparable documents of public officials and of officers and representatives of the Company and have made also such inquiries of such officers and representatives as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

         In such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company and the Guarantors contained in the Loan Documents. As used herein, "to my knowledge" or "of which I am aware" means the conscious awareness of facts or other information by me.

         Based on the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

         1. Each Guarantor listed on Schedule I hereto is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

         2. Each Guarantor listed on Schedule I hereto has all requisite corporate power and authority to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by each such Guarantor of the Loan Documents to which it is a party and the consummation by each such Guarantor of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the respective Guarantor.

         3. Each of the Loan Documents to which each Guarantor listed on
Schedule I hereto is a party has been duly and validly executed and delivered by the respective

Guarantor and (assuming the due authorization, execution, and delivery thereof by the Banks, the Documentation Agent and/or the Agent, as applicable) such Loan Documents constitute the legal, valid, and binding obligation of the respective Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto and (B) no opinion is expressed with respect to any set-off provisions contained in any of the Loan Documents.

         4. The execution and delivery of the Loan Documents, the consummation of the transactions contemplated thereby and the compliance by each Guarantor listed on Schedule I hereto with any of the provisions thereof pertaining to the respective Guarantor will not (a) conflict with, constitute a default under or violate (i) any of the terms, conditions, or provisions of the certificate of incorporation or by-laws of the respective Guarantor, (ii) any of the terms, conditions, or provisions of any material document, agreement, or other instrument to which the respective Guarantor is a party or by which it is bound, of which I am aware, (iii) any Texas, Delaware corporate or federal law or regulation (other than the Shipping Act, 1916, as amended, as to which I express no opinion), or (iv) any judgment, writ, injunction, decree, order or ruling of any federal or state court or governmental authority binding on the respective Guarantor which remains unsatisfied and unperformed on the date hereof, of which I am aware, except, in each case other than with respect to clause (i), any such conflict, default or violation as would not impair the respective Guarantor's ability to perform its obligations under the Loan Documents or have any material adverse effect upon the consummation of the transactions contemplated thereby or
(b) result in the creation of any Lien upon the property of the respective Guarantor under any material document, agreement or other instrument to which the respective Guarantor is a party or by which it is bound, of which I am aware.

         5. No consent, approval, waiver, license or authorization or other action by or filing with any Texas, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by any Guarantor listed in Schedule I hereto of any of the Loan Documents to which it is a party, or the consummation by the respective Guarantor of the transactions contemplated thereby to be performed by such Guarantor, except any consent, approval, waiver, license or authorization or other action or filing required by federal and state securities, and blue sky laws, and any maritime law or regulations, as to which I express no opinion.

         6. There is no litigation, proceeding, or governmental investigation pending or overtly threatened against the Company or any of its subsidiaries that relates to any of the transactions contemplated by the Loan Documents or which, if adversely determined, is reasonably likely to have a material adverse effect on the business, assets or financial condition of the Company and its subsidiaries considered as a whole, except as disclosed in the Form 10-K of the Company dated December 31, 1995 or the Form 10-Q of the Company dated September 30, 1996.

         The opinions expressed herein are limited to the laws of the State of Texas, the corporate laws of the State of Delaware and the federal laws of the United States, and I express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

         The opinions expressed herein are rendered solely for your benefit and the benefit of your respective participants and assigns in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent, except in response to subpoena or other legal process upon reasonable notice to me or in connection with litigation relating to the Loan Documents.

Very truly yours,



Richard L. Lionberger
Vice President, General Counsel
         and Secretary

                                   SCHEDULE I

                                   GUARANTORS

1.       Diamond Offshore Company
2.       Diamond Offshore (USA) Inc.
3.       Diamond Offshore International Corporation
4.       Diamond Offshore Enterprises, Inc.
5.       Diamond Offshore Development Company
6.       Diamond Offshore Finance Company
7.       Diamond Offshore Management Company
8.       Diamond Offshore Turnkey Services, Inc.
9.       Diamond Offshore General Company
10.      Diamond Offshore Southern Company
11.      Diamond Offshore Perforadora, Inc.
12.      Diamond M Onshore, Inc.
13.      Diamond Offshore Guardian Company
14.      Diamond Offshore (Indonesia), Inc.
15.      Diamond Offshore Alaska, Inc.
16.      Diamond Offshore Atlantic, Inc.
17.      Diamond Offshore (Mexico) Company
18.      Diamond Offshore Drilling (Overseas) Inc.
19.      Diamond Offshore Drilling Services, Inc.
20.      Cumberland Maritime Corporation
21.      Diamond Offshore Exploration (Bermuda) Limited
22.      Arethusa Off-Shore Company
23.      Treetop Inc.
24.      Arethusa Guaranty Corporation
25.      Arethusa Finance (USA) Inc.
26.      Scotian Chartering Ltd.
27.      Concord Drilling Limited
28.      Lexington Drilling Limited
29.      Saratoga Drilling Limited
30.      Bonito Drilling Limited
31.      Yorktown Drilling Limited
32.      Scotian Drilling Limited

33.      Heritage Drilling Limited
34.      Sovereign Drilling Limited
35.      Miss Kitty Drilling Limited
36.      Mosel Limited
37.      Neptune Drilling Limited
38.      Whittington Drilling Limited
39.      Winner Drilling Limited
40.      Yatzy Drilling Limited

                                                                     EXHIBIT E-2



                   [LETTERHEAD OF WEIL, GOTSHAL & MANGES LLP]





                                December 19, 1996

To Each of the Banks Parties to the
Credit Agreement Hereinafter Referred to;
Christiania Bank og Kreditkasse, New York
Branch, as Co-Arranger and Documentation
Agent; The Fuji Bank, Limited,
as Co-Agent; and Bankers Trust Company, as
Co-Arranger and Administrative Agent
c/o Bankers Trust Company
130 Liberty Street
New York, New York 10006

Gentlemen:

         We have acted as counsel to Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of, and consummation of the transactions contemplated by, (i) the Credit Agreement, dated as of February 8, 1996 (the "Original Credit Agreement"), among the Company, the lending institutions that are parties thereto (the "Banks"), Bankers Trust Company and Christiania Bank og Kreditkasse, New York Branch, as co-arrangers (in such capacity, the "Co-Arrangers") and Bankers Trust Company, as Administrative Agent (in such capacity, the "Agent"), (ii) the Amended and Restated Credit Agreement, dated as of March 27, 1996 (the "Restated Credit Agreement"), among the Company, Diamond Offshore Limited, a limited liability company organized under the laws of the United Kingdom and an indirect wholly owned subsidiary of the Company, the Banks, the Co-Arrangers and the Agent,
(iii) the Amended and Restated Credit Agreement, dated as of December 19, 1996 (the

"Second Restated Credit Agreement"), among the Company, the Banks, the Co-Arrangers, Christiania Bank og Kreditkasse, New York Branch, as Documentation Agent (in such capacity, the "Documentation Agent"), The Fuji Bank, Limited, as Co-Agent (in such capacity, the "Co-Agents"), and the Agent, and (iv) the other documents and agreements referenced herein. This opinion is delivered to you pursuant to 5.04(ii) of the Second Restated Credit Agreement. Capitalized terms defined in the Loan Documents (as such term is defined below) and used but not otherwise defined herein are used herein as so defined.

         In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of: (a) the Second Restated Credit Agreement; (b) the Third Amended and Restated Guaranty, dated as of February 8, 1996, amended and restated as of March 27, 1996, further amended and restated as of August 2, 1996 and further amended and restated as of December 19, 1996, made by the Guarantors (as hereinafter defined) (the documents listed in clauses (a) and (b) above being collectively referred to herein as the "Loan Documents"); and (c) such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company and have made also such inquiries of such officers and representatives as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

         In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company and the Guarantors contained in the Loan Documents. We have also assumed (i) the due incorporation and valid existence of the Guarantors listed on Schedule I (the "Guarantors"), (ii) that each such Guarantor has the requisite corporate power and authority to enter into and perform the Loan Documents to which it is a party and (iii) the due authorization, execution and delivery of such Loan Documents by such Guarantors. As used herein, "of which we are aware" means the conscious awareness of facts or other information by any lawyer in our firm actively involved in negotiating the transactions contemplated by the Loan Documents.

         Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in the State of Louisiana and is duly qualified to transact business as a foreign corporation in the State of Texas.

         2. The Company has all requisite corporate power and authority to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by the Company of the Loan Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company.

         3. Each of the Loan Documents to which the Company is a party has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution, and delivery thereof by the Banks, the Co-Arrangers, the Documentation Agent, the Co-Agents and/or the Agent, as applicable) (i) each such Loan Document and (ii) each Loan Document to which any Guarantor is a party constitutes the legal, valid, and binding obligation of the Company or such Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto, (B) no opinion is expressed with respect to any set-off provisions contained in any of the Loan Documents, and (C) certain remedial provisions of the Loan Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Loan Documents, and the Loan Documents contain adequate provisions for the practical realization of the rights and benefits afforded thereby.

         4. The execution and delivery of the Loan Documents, the consummation of the transactions contemplated thereby and compliance by the Company with any of the provisions thereof pertaining to the Company will not (a) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Restated Certificate of Incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company is a party or by which it is bound of which we are aware, (iii) any New York, Texas or Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws or maritime law or regulations, as to which we express no opinion, and the Shipping Act, 1916, as amended, as to which we express no opinion) or (iv) any judgment, writ, injunction, decree, order or ruling of any federal or state court or governmental authority binding on the Company which remains unsatisfied and unperformed on the date hereof and of which we are aware, except, in each case other than with respect to clause (i), any such conflict, default or violation as would not impair the Company's ability to perform its obligations under the Loan Documents or have any material adverse effect upon the consummation of the transactions contemplated thereby or (b) result in the creation of any Lien upon the property of the Company under any material document, agreement or other instrument to which the Company is a party or by which it is bound of which we are aware.

         5. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Texas, or Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Second Restated Credit Agreement or the consummation by the Company of the transactions contemplated thereby to be performed by the Company, except for (i) those required by the Shipping Act, 1916, as amended, as to which we express no opinion and (ii) any consent, approval, waiver, license or authorization or other action or filing required by federal and state securities and blue sky laws, and any maritime law or regulations, as to which we express no opinion.

         6. The Company is not (a) an "investment company" or an entity "controlled" by an "investment company" under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") thereunder (the "Investment Company Act") or (b) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder (the "Holding Company Act"). In rendering the opinion in this paragraph 6, we have assumed that Loews Corporation, a Delaware corporation, (x) is not and is not controlled by an "investment company" under the Investment Company Act and (y) is not a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" under the Holding Company Act.

         The opinions expressed herein are limited to the laws of the State of New York, the State of Texas, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

         The opinions expressed herein are rendered solely for your benefit and the benefit of your respective participants and assigns in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, except in response to subpoena or other legal process upon reasonable notice to us or in connection with litigation relating to the Loan Documents.

                                Very truly yours,

                                                                      SCHEDULE I

                                   GUARANTORS

1.       Diamond Offshore Company
2.       Diamond Offshore (USA) Inc.
3.       Diamond Offshore International Corporation
4.       Diamond Offshore Enterprises, Inc.
5.       Diamond Offshore Development Company
6.       Diamond Offshore Finance Company
7.       Diamond Offshore Management Company
8.       Diamond Offshore Turnkey Services, Inc.
9.       Diamond Offshore General Company
10.      Diamond Offshore Southern Company
11.      Diamond Offshore Perforadora, Inc.
12.      Diamond M Onshore, Inc.
13.      Diamond Offshore Guardian Company
14.      Diamond Offshore (Indonesia), Inc.
15.      Diamond Offshore Alaska, Inc.
16.      Diamond Offshore Atlantic, Inc.
17.      Diamond Offshore (Mexico) Company
18.      Diamond Offshore Drilling (Overseas) Inc.
19.      Diamond Offshore Drilling Services, Inc.
20.      Cumberland Maritime Corporation
21.      Diamond Offshore Exploration (Bermuda) Limited
22.      Arethusa Off-Shore Company
23.      Treetop Inc.
24.      Arethusa Guaranty Corporation
25.      Arethusa Finance (USA) Inc.
26.      Scotian Chartering Ltd.
27.      Concord Drilling Limited
28.      Lexington Drilling Limited
29.      Saratoga Drilling Limited
30.      Bonito Drilling Limited
31.      Yorktown Drilling Limited

32.      Scotian Drilling Limited
33.      Heritage Drilling Limited
34.      Sovereign Drilling Limited
35.      Miss Kitty Drilling Limited
36.      Mosel Limited
37.      Neptune Drilling Limited
38.      Whittington Drilling Limited
39.      Winner Drilling Limited
40.      Yatzy Drilling Limited

                                                                     EXHIBIT E-3

                          [LETTERHEAD OF WHITE & CASE]





MSG:RBF                                               December 19, 1996




To: The Administrative Agent and the various lending institutions (collectively, the "Banks") from time to time party to the Credit Agreement referred to below


re    Credit Agreement, dated as of
      February 8, 1996 and Amended
      and Restated as of March 27,
      1996 and further Amended and
      Restated as of December 19, 1996
      (as amended, the "Credit
      Agreement"), among Diamond Offshore
      Drilling, Inc. (the "Borrower")
      the Banks, Christiania Bank og
      Kreditkasse, New York Branch, as
      Co-Arranger and Documentation Agent,
      the Fuji Bank, Limited, as Co-Agent,
      and Bankers Trust Company, as
      Co-Arranger and Administrative Agent
------------------------------------------

Ladies and Gentlemen:

            We have acted as special counsel to the Administrative Agent in connection with the execution and delivery of the Credit Agreement. This opinion is delivered to you pursuant to Section 5.04(iii) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.






0000E2XO.W51

            In connection with this opinion, we have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In stating our opinion, we have assumed the genuineness of all signatures on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies.

            We have also assumed, for purposes of the opinions expressed herein, that the parties to the Credit Agreement have the corporate power and authority to enter into and perform the Credit Agreement and that the Credit Agreement has been duly authorized, executed and delivered by each such party.

            Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that the Credit Agreement constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by equity principles (regardless of whether enforcement is sought in equity or at law).

            We have not been requested to render and, with your permission, we express no opinion as to the applicability to the obligations of the Borrower under the Credit Agreement of Section 548 of the Bankruptcy Code and Article 10 of the New York Debtor & Creditor Law relating to fraudulent transfers and obligations. We understand, without independent verification, that, to the extent they have deemed necessary in the context of the proposed transaction, the Banks have satisfied themselves on the basis of, among other things, the financial information furnished to the Banks and their knowledge of the credit facilities available to the Borrower, that neither the Borrower nor any of its respective Subsidiaries is insolvent and that neither the Borrower nor any of its respective Subsidiaries will be rendered insolvent by the transactions contemplated by the Credit Agreement and the other Credit Documents and that, after giving effect to such transactions, neither the Borrower nor any of its respective Subsidiaries will be left with unreasonably small capital with which to engage in its anticipated business and that neither the Borrower nor any of its respective Subsidiaries will have intended to incur, or will have believed it has incurred, debts beyond its ability to pay as such debts mature.







0000E2XO.W51

            This opinion is limited to the federal law of the United States of America and the law of the State of New York.

                                    Very truly yours,



                                    White & Case









0000E2XO.W51

                                                              EXHIBIT F



                        [NAME OF CREDIT PARTY]
                     FORM OF OFFICERS' CERTIFICATE


            I, the undersigned, [President/Vice President] of [Name of Credit Party], a corporation organized and existing under the laws of the State of ________ (the "Company"), do hereby certify on behalf of the Company that:

            1. This Certificate is furnished pursuant to the Credit Agreement, dated as of February 8, 1996, amended and restated as of March 27, 1996 and further amended and restated as of December 19, 1996, among Diamond Offshore Drilling, Inc., the financial institutions from time to time party thereto, Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent, The Fuji Bank, Limited, as Co-Agent and Bankers Trust Company, as Co-Arranger and Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

            2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such office since __________, 19__.(1) The signature written opposite the name and title of each such officer is his genuine signature.

           Name(2)                  Office                 Signature

      --------------             -----------             -------------

      --------------             -----------             -------------

      --------------             -----------             -------------


--------

(1) Insert a date prior to the time of any corporate action relating to the Credit Documents or related documentation.
(2) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.







0000DY1P.W51

                                                              EXHIBIT F
                                                              Page 2



            3. As of the Second Restatement Effective Date, the Certificate of Incorporation and By-Laws of the Company delivered pursuant to the original closing of the Credit Agreement on February 8, 1996 remain true and complete copies thereof.

            4. Attached hereto as Exhibit A is a true and correct copy of resolutions which were duly adopted on __________, 19__ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit A, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any Credit Document to which the Company is a party.

            [5. On the date hereof, all of the applicable conditions set forth in Sections 5.02, 5.07, 5.08, 5.09 and 5.15 have been satisfied.

            6. Attached hereto as Exhibit B are true and correct copies of all Existing Indebtedness Agreements of the Borrower and its Subsidiaries.

            7. Attached hereto as Exhibit C are true and correct copies of the Projections.](3)

            [5][8]. On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            [6][9]. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

--------
(3) Insert in Officer's Certificate of the Borrower.






0000DY1P.W51

                                                              EXHIBIT F
                                                              Page 3



            [7][10]. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.


            IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1996.





                                    ------------------------------
                                    Name:
                                    Title:



I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify on behalf of the Company that:

            1. [Name of Person making above certifications] is the duly elected and qualified [President/Vice President] of the Company and the signature above is his genuine signature.

            2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4 and [7][10] above are true and correct.


            IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1996.






                                    ----------------------------
                                    Name:
                                    Title:







0000DY1P.W51

                                                              EXHIBIT G


                           FORM OF GUARANTY


            THIRD AMENDED AND RESTATED GUARANTY, dated as of February 8, 1996, Amended and Restated as of March 27, 1996, further Amended and Restated as of August 2, 1996 and further Amended and Restated as of December 19, 1996, made by the undersigned (each a "Guarantor" and collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as therein defined.


                         W I T N E S S E T H :


            WHEREAS, Diamond Offshore Drilling, Inc. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), Bankers Trust Company and Christiania Bank og Kreditkasse, New York Branch, as Co-Arrangers (the "Co-Arrangers"), Christiania Bank og Kreditkasse, New York Branch, as Documentation Agent (the "Documentation Agent"), The Fuji Bank, Limited, as Co-Agent (the "Co-Agent"), and Bankers Trust Company, as Administrative Agent (the "Administrative Agent") have entered into a Credit Agreement, dated as of February 8, 1996, Amended and Restated as of March 27, 1996 and further Amended and Restated as of December 19, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (the Banks, the Co-Arrangers, the Administrative Agent, each Letter of Credit Issuer, the Documentation Agent and the Co-Agent are herein collectively called the "Creditors");

            WHEREAS, it is a condition to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

            WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Banks to make Loans to the Borrower and the Letter of Credit Issuers to issue Letters of Credit;







0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 2





            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warran-ties to the Creditors and hereby covenants and agrees with each Creditor as follows:

            1. Each Guarantor, jointly and severally, irrevocably and unconditionally, guarantees to the Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor or the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

            2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

            3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by


                                -2-



0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 3




any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Creditors as contemplated in Section 6 hereof, or
(g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor with respect to the Obligations of the Borrower.

            5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other guarantor or the Borrower).

            6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed



0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 4




      Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

            (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

            (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

            (f) release or substitute any one or more endorsers, guarantors, any Credit Party or other obligors;

            (g) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

            (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

            7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional



0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 5




notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except, with respect to any Guarantor, payment in full of the Guaranteed Obligations guaranteed by it.

            8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.




0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 6




            10. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Creditors to (A) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (B) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (C) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of its respective Guaranteed Obligations, including without limitation any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of its respective Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of its respective Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the respective Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of any of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

            11. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Banks and that no Creditor shall have any right individually to seek to enforce or to enforce



0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 7




this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Creditors upon the terms of this Guaranty. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

            12. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and when no Letter of Credit or Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

            13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses (x), after an Event of Default shall have occurred and be continuing, of each Creditor in connection with the enforcement of this Guaranty and the protection of such Creditor's rights hereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors) and
(y) of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by the Administrative Agent.

            14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

            15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Banks (or to the extent required by Section 12.12 of the Credit Agreement, with the written consent of each Bank) and each Guarantor affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released).




0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 8




            16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

            17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or un-matured.

            18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Creditor, as provided in the Credit Agreement and (ii) in the case of any Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

            19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or of any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid



0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 9




payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            20. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim that any such action or proceeding has been brought in an inconvenient forum. Each Guarantor hereby irrevocably designates, appoints and empowers the Borrower, with offices on the date hereof at 15415 Katy Freeway, Suite 400, Houston, Texas 77094 as its designee, appointee and agent to receive, accept and acknowledge for any on its behalf, and in respect of its property, service or any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent for the Banks under this Guaranty. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

            (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other credit document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.




0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 10




            21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 8.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Banks (or all Banks if required by Section 12.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of any Person that owns, directly or indirectly, the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

            22. At any time a payment in respect of (i) the Guaranteed Obligations is made under this Guaranty, the right of contribution, if any, of each Guarantor against any other Guarantor required to make any payment to such Guarantor pursuant to this Section 22 (a "Contributor") shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as hereinafter defined) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each Contributor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such Contributor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such Contributor. A Guarantor's right of contribution, if any, pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full, all Letters of Credit have terminated and the Total Commitment has been terminated, it being



0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 11




expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any Contributor shall be expressly junior and subordinate to such Contributor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Agreement, (i) each Contributor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth of such Contributor by (y) the aggregate Adjusted Net Worth of all Guarantors of the respective Guaranteed Obligations; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth of such Guarantor or (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the Second Restatement Effective Date exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty), in each case after giving effect to all transactions occurring on the Second Restatement Effective Date.

            23. Each Guarantor recognizes and agrees that, except for any right of contribution arising pursuant to Section 22, until the Guaranteed Obligations have been paid in full, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment, any such right of contribution or subrogation arising under law or otherwise being expressly waived by all Guarantors until the Guaranteed Obligations have been paid in full.

            24. Each Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any other Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Banks.

            25. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.




0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 12




            26. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            27. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

            28. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.


                          *     *     *     *




0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 13




            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


Address for each Guarantor

c/o Diamond Offshore Drilling, Inc.     DIAMOND OFFSHORE DRILLING
15415 Katy Freeway                         (OVERSEAS) INC.
Suite 100                               DIAMOND M ONSHORE, INC.
Houston, Texas  77094                   DIAMOND OFFSHORE (USA) INC.
Attention:  Treasurer                   DIAMOND OFFSHORE COMPANY
Telephone No.:  (281) 492-5376          DIAMOND OFFSHORE GENERAL
Facsimile No.:  (281) 647-2297             COMPANY
                                        DIAMOND OFFSHORE SOUTHERN
                                           COMPANY
                                        DIAMOND OFFSHORE
                                           DEVELOPMENT COMPANY
                                        DIAMOND OFFSHORE FINANCE
                                           COMPANY
                                        DIAMOND OFFSHORE GUARDIAN
                                           COMPANY
                                        DIAMOND OFFSHORE MANAGEMENT
                                           COMPANY
                                        DIAMOND OFFSHORE
                                           PERFORADORA, INC.
                                        DIAMOND OFFSHORE TURNKEY
                                           SERVICES, INC.



                                        By_______________________________
                                          Title:



0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 14




                                        DIAMOND OFFSHORE (INDONESIA),
                                           INC.
                                        DIAMOND OFFSHORE (MEXICO)
                                           COMPANY
                                        DIAMOND OFFSHORE ALASKA, INC.
                                        DIAMOND OFFSHORE ATLANTIC,
                                           INC.
                                        DIAMOND OFFSHORE DRILLING
                                           SERVICES INC.
                                        DIAMOND OFFSHORE
                                        INTERNATIONAL CORPORATION
                                        DIAMOND OFFSHORE ENTERPRISES,
                                           INC.
                                        CUMBERLAND MARITIME
                                           CORPORATION



                                       By_______________________________
                                       Title:




0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 15




                                        DIAMOND OFFSHORE EXPLORATION
                                           (BERMUDA) LIMITED
                                        ARETHUSA OFFSHORE COMPANY
                                        TREETOP INC.
                                        ARETHUSA GUARANTY CORP.
                                        ARETHUSA FINANCE (USA) INC.
                                        SCOTIAN CHARTERING INC.
                                        CONCORD DRILLING LTD.
                                        LEXINGTON DRILLING LTD.
                                        SARATOGA DRILLING LTD.
                                        BONITO DRILLING LTD.
                                        YORKTOWN DRILLING LTD.
                                        SCOTIAN DRILLING LTD.
                                        HERITAGE DRILLING LTD.
                                        SOVEREIGN DRILLING LTD.
                                        MISS KITTY DRILLING LTD.
                                        MOSEL LTD.
                                        NEPTUNE DRILLING LTD.
                                        WHITTINGTON DRILLING LTD.
                                        WINNER DRILLING LTD.
                                        YATZY DRILLING LTD.



                                        By_______________________________
                                          Name:
                                          Title:





0000DZ5Z.W51

                                                              EXHIBIT G
                                                              Page 16




Accepted and Agreed to:

BANKERS TRUST COMPANY,
  as Administrative Agent


By____________________________
                  Title:




0000DZ5Z.W51

                                                              EXHIBIT H




                    FORM OF COMPLIANCE CERTIFICATE


            This Compliance Certificate (the "Certificate") is delivered to you pursuant to Section 7.01(e) of the Credit Agreement, dated as of February 8, 1996, amended and restated as of March 27, 1996 and further amended and restated as of December 19, 1996 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among Diamond Offshore Drilling, Inc. (the "Company"), various lending institutions party thereto, Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent, The Fuji Bank, Limited, as Co-Agent, and Bankers Trust Company, as Co-Arranger and Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

            1. I am the duly elected, qualified and acting [Chief Financial Officer/Controller] of the Company.

            2. I have reviewed and am familiar with the contents of this Certificate. I am providing this Certificate solely in my capacity as officer of the Company. The matters set forth herein are true to the best of my knowledge after diligent inquiry, but I express no personal opinion as to any conclusions of law or other legal matters.

            3. I have reviewed the terms of the Credit Agreement and the other Credit Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Company during the accounting period covered by the financial statements attached hereto as Annex I. Such financial statements have been prepared in accordance with the requirements of the Credit Agreement.

            4. Attached hereto as Annex II are the computations showing compliance with the covenants specified therein. All such computations are true and correct.

            5. On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all






0000DY1V.W51

                                                              EXHIBIT H
                                                              Page 2




material respects with the same effect as though such representations and warranties had been made on the date hereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            6. On the date hereof, no Default or Event of Default has occurred and is continuing.


            IN WITNESS WHEREOF, I execute this Certificate this 19th day of December, 1996.


                                  DIAMOND OFFSHORE DRILLING, INC.



                                  By
                                     Title:







0000DY1V.W51

                                                             ANNEX I to
                                                 COMPLIANCE CERTIFICATE




                         FINANCIAL STATEMENTS








0000DY1V.W51

                                                            ANNEX II to
                                                 COMPLIANCE CERTIFICATE


                           COMPLIANCE WORKSHEETS






0000DY1V.W51

                                                               ANNEX II
                                                              Page 2







                                    Part I

                            Interest Coverage Ratio



1.    Consolidated Net Income for the immediately
      preceding fiscal quarter                                $


2.    Provisions for taxes based on income for the
      immediately preceding fiscal quarter                    $


3.    Consolidated Interest Expense for the immediately
      preceding fiscal quarter                                $


4.    Amortization or write-off of deferred financing costs
      to the extent deducted in determining Consolidated
      Net Income for the immediately preceding fiscal
      quarter                                                 $


5.    Losses on sales of assets (excluding sales in the
      ordinary course of business) and other extraordinary
      losses for the immediately preceding fiscal quarter     $


6.    Gains on sales of assets (excluding sales in the
      ordinary course of business) and other extraordinary
      gains for the immediately preceding fiscal quarter      $


7.    Consolidated EBIT (sum of Items 1 through 5 minus
      Item 6)                                                 $


8.    Depreciation expense for the immediately preceding
      fiscal quarter                                          $


9.    Amortization expense for the immediately preceding
      fiscal quarter                                          $








0000DY1V.W51

                                                               ANNEX II
                                                              Page 3






10.   Consolidated EBITDA (sum of Items 7 through 9)          $


11.   Cash Dividends for the immediately preceding fiscal
      quarter                                                 $


12.   Adjusted Consolidated EBITDA (Item 10 minus Item
      11)                                                     $


13.   Consolidated Interest Expense for the immediately
      preceding fiscal quarter                                $


14.   Interest Coverage Ratio (Item 12:Item 13)                _________:1.00



15.   Minimum permitted Interest Coverage Ratio pursuant
      to Section 8.09                                             3.00:1.00








0000DY1V.W51

                                                               ANNEX II
                                                              Page 4






                                    Part II

                                Leverage Ratio



1.    Consolidated Indebtedness                               $


2.    Consolidated Net Worth                                  $


3.    Total Capitalization (Item 1 plus Item 2)               $



4.    Leverage Ratio (Item 1:Item 3)                           _________:1.00


5.    Maximum permitted Leverage Ratio pursuant to
      Section 8.10                                                0.40:1.00








0000DY1V.W51

                                                               ANNEX II
                                                              Page 5






                                   Part III

                              Fleet Market Value



1.    Total Commitment                                        $


2.    Aggregate principal amount of Loans outstanding         $


3.    Letter of Credit Outstandings                           $


4.    Available Unutilized Total Commitment (Item 1
      minus the sum of Items 2 and 3)                         $


5.    Consolidated Indebtedness                               $


6.    Market Value of the Fleet Rigs                          $

7.    Minimum permitted Market Value of the Fleet Rigs
      pursuant to Section 8.11 (2.5 times the sum of Items
      4 and 5)                                                $








0000DY1V.W51

                                                               ANNEX II
                                                              Page 6




--------------------------------------------------------------------------------
                                    Part IV

                                   Net Worth

--------------------------------------------------------------------------------



1.    Consolidated Net Income (determined on a
      cumulative basis) for all Cumulative Net Income
      Periods ending prior to the date of determination for
      which Consolidated Net Income was a positive
      number.                                                 $


2.    Consolidated Net Income (determined on a
      cumulative basis) for all Cumulative Net Income
      Periods ending prior to the date of determination for
      which Consolidated Net Income was a negative
      number.                                                 $


3.    Cumulative Net Income Amount (50% of Item 1
      minus 100% of Item 2).                                  $


4.    Consolidated Net Worth                                  $


5. Minimum permitted Consolidated Net Worth pursuant to Section 8.12 ($1,000,000,000 plus
      Item 3).                                                $









0000DY1V.W51

                                                             EXHIBIT I


              FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                                                  DATE: _______________


            Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee") hereby agree as follows:

            1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of Assignor's outstanding rights and obligations under the Credit Agreement indicated in Item 4 of Annex I, including, without limitation, all rights and obligations with respect to the Assigned Share of the Total Commitment and of the outstanding Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth in Item 4 of Annex I.

            2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

            3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment Agreement;
(ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter







0000DY1Z.W51

                                                              EXHIBIT I
                                                              Page 2


into this Assignment Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank [; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].(1)

            4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee (and if required by the terms of the Credit Agreement, the consent of the Administrative Agent, each Letter of Credit Issuer and the Borrower, which consent will not be unreasonably withheld) and the receipt by the Administrative Agent of the administrative fee referred to in Section 12.04(b) of the Credit Agreement, unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

            5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

            6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I, (y) all Commitment Commission (if applicable) on the Assigned Share of the

--------
(1) Include if the Assignee is organized under the laws of a jurisdiction outside the United States.







0000DY1Z.W51

                                                              EXHIBIT I
                                                              Page 3


Total Commitment at the rate specified in Item 7 of Annex I, and (z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission and Letter of Credit Fees, to be paid by the Administrative Agent, upon receipt thereof from the Borrower, directly to the Assignee. It is further agreed that all payments of principal made by the Borrower on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

            7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                        *          *          *







0000DY1Z.W51

                                                              EXHIBIT I
                                                              Page 4


            IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    [NAME OF ASSIGNOR],
                                      as Assignor


                                    By____________________________
                                       Title:


                                    [NAME OF ASSIGNEE],
                                      as Assignee


                                    By____________________________
                                       Title:


Acknowledged and Agreed:


BANKERS TRUST COMPANY,
  as Administrative Agent


By____________________________
                  Title:


[NAME OF EACH LETTER OF CREDIT ISSUER],
   as Letter of Credit Issuer


By____________________________
                  Title:








0000DY1Z.W51

                                                              EXHIBIT I
                                                              Page 5


DIAMOND OFFSHORE DRILLING, INC.


By____________________________
                  Title:](2)





--------
(2) Insert if assignment is not being made to the Assignor's Affiliate or to another Bank.







0000DY1Z.W51

                                                                ANNEX I


             ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                ANNEX I


1.    The Borrower: Diamond Offshore Drilling, Inc.

2.    Name and Date of Credit Agreement:

            Credit Agreement, dated as of February 8, 1996 amended and restated as of March 27, 1996 and further amended and restated as of December 19, 1996, among the Borrower, various lending institutions from time to time party thereto, Christiania Bank og Kreditkasse, New York Branch, as Co-Arranger and Documentation Agent, The Fuji Bank, Limited, as Co-Agent, and Bankers Trust Company, as Co-Arranger and Administrative Agent.

3.    Date of Assignment Agreement:

            _________ ___,  _____

4.    Amounts (as of date of item #3 above):


                                Total Commitment

a.  Aggregate Amount for all Banks                 $_______

b.  Assigned Share                                  _______ %

c.  Amount of Assigned Share                       $_______


5.    Settlement Date:
            _________ ___, _____

6.    Rate of Interest  As set forth in Section 1.08 of the






0000DY1Z.W51

                                                                ANNEX I
                                                              Page 2




      to the Assignee:  Credit Agreement (unless otherwise agreed to by the
                        Assignor and the Assignee).(1)

7.    Commitment        As set forth in Section 3.01(a) of the Credit Agreement
      Commission:       (unless otherwise agreed to by the Assignor and the
                        Assignee).(2)

8.    Letter of         As set forth in Section 3.01(b) of the Credit Agreement
      Credit Fees:      (unless otherwise agreed to by the Assignor and the
                        Assignee).(3)

9.    Notices:

            ASSIGNOR:

                  ===================
                  ===================
                  Attention:
                  Telephone No.:
                  Facsimile No.:

--------

                  (1) The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

                  (2) The Borrower and the Administrative Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

                  (3) The Borrower and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the Letter of Credit Fees through payment by the Assignee to the Assignor.






0000DY1Z.W51

                                                                ANNEX I
                                                              Page 3




            ASSIGNEE:

                  ===================
                  ===================
                  Attention:
                  Telephone No.:
                  Facsimile No.:

10.   Payment Instructions:

            ASSIGNOR:

                  ===================
                  ===================
                  ABA No.:
                  Account No.:
                  Reference:
                  Attention:

            ASSIGNEE:

                  ===================
                  ===================
                  ABA No.:
                  Account No.:
                  Reference:
                  Attention:








0000DY1Z.W51

                                                                ANNEX I



                              COMMITMENTS




                  Bank                       Commitment
                  ----                       ----------

Christiania Bank og Kreditkasse,            $65,000,000
New York Branch

Bankers Trust Company                       $50,000,000

The Fuji Bank, Limited                      $50,000,000

Credit Lyonnais New York Branch             $20,000,000

Yasuda Trust and Banking Company,           $15,000,000
Ltd.

                                  Total     $200,000,000









0000DSZS.W51

                                                               ANNEX II



                            BANK ADDRESSES


Bankers Trust Company                           130 Liberty Street
                                                New York, New York 10006
                                                Attention: Larry Benison
                                                Tel: (212) 250-7561
                                                Fax: (212) 250-7351

Christiania Bank og                             11 West 42nd Street
Kreditkasse, New York Branch                    7th Floor
                                                New York, New York  10036
                                                Attention: Loan Administration
                                                Tel: (212) 827-4800
                                                Fax: (212) 827-4888

Credit Lyonnais New                             1000 Louisiana
York Branch                                     Suite 5360
                                                Houston, Texas  77001
                                                Attention: Page Dillehunt
                                                Tel: (713) 751-0500
                                                Fax: (713) 751-0307

The Fuji Bank, Limited                          One Houston Center
                                                Suite 4100
                                                1221 McKinney Street
                                                Houston, Texas  77010
                                                Attention: Mark Polasek
                                                Tel: (713) 650-7863
                                                Fax: (713) 759-0048

Yasuda Trust and Banking                        666 5th Avenue
Company, Ltd.                                   Suite 8010
                                                New York, New York  10103
                                                Attention: Rohn Laudenschlager
                                                Tel: (212) 373-5713
                                                Fax: (212) 373-5796

                                                                       ANNEX III


                           CERTAIN NON-ESSENTIAL RIGS


                                  Ocean Century

                                  Ocean Warwick

                                                                        ANNEX IV



                         WATER             LOCATION/
        RIG              DEPTH               STATUS             OPERATOR       COMPLETION        COMMENTS
        ---              -----               ------             --------       ----------        --------
DOMESTIC SEMISUBMERSIBLES (17):

Ambassdor             1,100' (TDS)          GOM, Drlg           Shell            25-Feb-97    Second of two (2) wells.
                                                                Kerr McGee       5-Jun-97     Two (2) wells + one (1) pt.
                                                                Coastal          5-Jul-97     One (1) well.

New Era               1,500' (TDS)          GOM, Drlg           LL&E             30-Jan-97    First well.
                                                                                 ---------
                                                                LL&E             31-Mar-97    Second well.
                                                                                 ---------
                                                                LL&E             30-May-97    Third well.
                                                                                 ---------
                                                                Amerada Hess     30-May-98    One (1) year term plus option.
                                                                                 ---------

Whittington           1,500' (TDS)          GOM, Drlg           Conoco           31-Dec-96    One (1) well (Assignment from Mobil)
                                                                                 ---------
                                                                Burlington       31-Mar-97    One (1) well (Assignment from Mobil)
                                                                Mobil            10-Apr-97    Term contract.
                                                                Santa Fe         7-Sep-97     Three (3) wells + 2 options.

Prospector            1,700'                GOM, Drlg           Hall Houston     25-Dec-96    One (1) well.
                                                                                 ---------
                                                                Agip             13-Feb-97    One (1) well.
                                                                Texaco           15-Mar-97    One (1) well.

Endeavor              2,000' (TDS)          GOM, Drlg           Amerada Hess     25-Dec-96    One (1) well.  (Assignment from
                                                                                 ---------
                                                                British Borneo   23-Feb-97    Oryx)
                                                                                 ---------
                                                                Oryx             24-Apr-97    One (1) well.
                                                                                 ---------
                                                                British Borneo   24-Apr-96    One (1) well plus option.
                                                                                 ---------
                                                                                              One year term plus option.

Rover                 2,000' (TDS,15K)      GOM, Survey         Amerada Hess     15-Feb-97
                                                                Amerada Hess     1-Feb-98     Two (2) year term plus option.

Concord               2,200' (TDS)          GOM, Drlg           Shell            31-Dec-96
                                                                Shell            7-Oct-97     One (1) year term plus option.

Lexington             2,200' (TDS)          GOM, Drlg           Marathon         2-Jan-97
                                                                                 27-Mar-97    Term contract plus option.






                         WATER             LOCATION/
        RIG              DEPTH               STATUS             OPERATOR       COMPLETION        COMMENTS
        ---              -----               ------             --------       ----------        --------
Saratoga              2,200' (TDS)          GOM, Drlg           Shell            1-Jan-97
                                                                Survey           4-Feb-97
                                                                Shell            6-Dec-97     One (1) year term extension.
                                                                Shell            6-Mar-98     Three (3) month extension plus opt.

Winner                3,000' (TDS)          GOM, Drlg           Chevron          15-Apr-97
                                                                Chevron          22-Nov-97    One (1) year (first year).
                                                                Chevron          22-Nov-98    One (1) year (second year).

Voyager               3,200' (TDS)          GOM, Drlg           Enserch          7-Jan-97     One (1) well.
                                                                                 --------
                                                                                 7-Jan-99     Two (2) year term extension.
                                                                                 --------

Worker                3,500' (TDS)          GOM, Drlg           Shell            18-Dec-96
                                                                                 31-May-97    One (1) year term.
                                                                                 31-Mar-98    Ten months extension plus option.

Quest                 3,500' (TDS,15K)      GOM, Drlg           Chevron          30-Jan-97
                                                                Chevron          22-Sep-99    Three (3) year term plus option.

Star                  4,500' (TDS,15K)      GOM, Upgrade        Texaco           23-Jan-97    Upgrade.
                                                                Texaco           23-Jan-00    Three (3) year term plus option.

Victory               5,000 (TDS,15K)       GOM, Upgrade        Vastar           15-Sep-97    Upgrade.
                                                                Vastar           14-Sep-00    Three (3) year term plus option.

America               5,000 (TDS,15K)       GOM, Drlg           Exxon            15-Feb-97    One (1) well assignment.
                                                                -----            ---------    -----------------------
                                                                BP               25-May-97    Term contract plus option.

Valiant               5,000 (TDS,15K)       GOM, Drlg           Texaco           17-Jan-97    One (1) well assignment.
                                                                                 ---------
                                                                Exxon            31-Dec-97    Term contract, plus option.

DOMESTIC DRILLSHIP (1)

Clipper               7,500'                GOM, Upgrade        BPX              6-May-97     Upgrade.
                                                                BPX              5-May-01     Four (4) year term plus option.




                                        2



                         WATER             LOCATION/
        RIG              DEPTH               STATUS             OPERATOR       COMPLETION        COMMENTS
        ---              -----               ------             --------       ----------        --------
DOMESTIC JACKUPS (11)

Crusader              200' MC (TDS)         GOM, Drlg           Chevron          15-Jan-97    Second well.
                                                                Chevron          6-Mar-97     Three (3) wells plus option.

Drake                 200' MC (TDS)         GOM, Drlg           Murphy           20-Dec-96
                                                                Murphy           20-Dec-96    One (1) well.

Champion              250' MS               GOM, Drlg           Chevron          26-Dec-96    One (1) well.
                                                                LL&E             25-Apr-97    Three (3) wells.

Columbia              250' IC (TDS)         GOM, Drlg           Anadarko         22-Dec-96
                                                                Anadarko         22-Dec-96    One (1) well, plus option.

Spartan               250" IC (TDS)         GOM, Drlg           Anadarko         29-Dec-97    One (1) well.
                                                                                 ---------
                                                                Amerada Hess     7-Feb-97     One (1) well.
                                                                                 --------
                                                                Vastar           6-Aug-97     Six (6) months plus option.
                                                                                 --------

Spur                  250' IC (TDS)         GOM, Drlg           BHP (DOTS)       20-Jan-97    One (1) well.
                                                                                 20-Jan-97    One (1) well.

King                  300' IC (TDS)         GOM, Drlg           Chevron          5-Feb-97     Second well.
                                                                                 --------     -----------
                                                                Chevron          5-Feb-97     Two (2) wells plus option.
                                                                                 --------

Nugget                300' IC (TDS)         GOM, Drlg           Texaco           25-Jan-97    First well.
                                                                ------           ---------
                                                                Texaco           6-Mar-97     Two (2) wells plus option.
                                                                                 --------

Summit                300' IC (SDS)         GOM, Drlg           Coastal          30-Dec-96    One (1) well.
                                                                                 ---------
                                                                Coastal          29-Jan-97    One (1) well.
                                                                -------          ---------


Tower                 350' IS               GOM, Drlg           British-Bomeo    24-Dec-96    One (1) well.
                                                                Triton/Oryx      12-Feb-97    One (1) well.

Titan                 350' IS (TDS,15K)     GOM, Drlg           Chevron          28-Dec-96    One (1) well.
                                                                CNG              12-Apr-97    Three (3) wells plus option.




                                        3


                         WATER             LOCATION/
        RIG              DEPTH               STATUS             OPERATOR       COMPLETION        COMMENTS
        ---              -----               ------             --------       ----------        --------
INTERNATIONAL SEMISUBMERSIBLES (12)

Liberator             600'                  Gabon               Amoco            31-Dec-96    One (1) well plus option.
                                            South Africa        Mossgas          9-Jun-97     One (1) well plus 3 completions.
                                            Nigeria             Ashland          8-Aug-97     One (1) well.

Zephyr                600'                  Brazil, Prod        Petrobras        5-Jul-97     (1) Term contract.

Baroness              1,200' (TDS)          Brazil, Drlg        Petrobras        21-Dec-96
                                                                Petrobras        1-Apr-99     Term contract.

Nomad                 1,200' (TDS)          N. Sea, Drlg        Shell            10-Feb-97
                                                                Shell            29-Nov-97    Two (2) year term plus options.

Epoch                 1,200' (TDS)          Australia           Survey           21-Dec-96
                                                                Shell            10-Jan-97    One (1) well plus one (1) option.
                                                                Shell ZOCA       24-Feb-97    One (1) well plus one (1) option.
                                                                Ampolex          10-Apr-97    One (1) well.
                                                                Woodside         10-Apr-98    Received LOI.  One (1) year term.

General               1,200' (TDS)          Thailand, Drlg      Texaco           20-Jan-97
                                            Malaysia            Petronas         29-Jul-97    Five (5) wells plus options.

Bounty                1,500' (TDS)          Australia, Drlg     BHPP             22-Dec-96
                                                                BHPP             31-Dec-97    Term contract plus option.

Guardian              1,500' (TDS)          N. Sea, Drlg        BP               15-Jan-97
                                                                BP               31-Jul-97    Term contract.

Princess              1,500' (TDS,15K)      N. Sea, Drlg        Mobil            27-Dec-96
                                                                Mobil            25-Mar-97    One (1) year term plus options.

Yorktown              2,000' (TDS)          Brazil              Shipyard         20-Dec-96
                                                                Petrobras        19-Feb-98
                                                                Petrobras        19-Feb-00
                                                                Petrobras        28-Feb-01    Five (5) year term contract.




                                        4



                         WATER             LOCATION/
        RIG              DEPTH               STATUS             OPERATOR       COMPLETION        COMMENTS
        ---              -----               ------             --------       ----------        --------

Yatzy                 3,000' (TDS,15K)      Brazil, Drlg        Petrobras        21-Dec-96
                                                                Petrobras        2-Nov-98     Term contract.

Alliance              5,000' (TDS,15K)      N. Sea, Drlg        Shell            27-Mar-97
                                                                Shell            9-Nov-97     First year.
                                                                Shell            9-Nov-98     Second year plus option.

INTERNATIONAL JACKUPS (4)

Scotian               200' IC (TDS,15K)     Netherlands, Drlg   Elf              24-Jan-97
                                                                Elf              27-Feb-98    Term contract.

Miss Kitty            300' IC               India, Drlg         ONGC             23-Dec-96
                                                                ONGC             7-Sep-97     Term contract.

Sovereign             250' IC (TDS)         Indonesia, Drlg     Maxus            8-Jan-96
                                                                Maxus            16-May-97    Term contract.

Heritage              250' IC (TDS)         Indonesia, Drlg     Maxus            30-Dec-96
                                                                Maxus            11-Oct-97    One (1) year term.


                                                                         ANNEX V

                                  SUBSIDIARIES
                                                                                                         Borrower's
                                                                                                         Ownership

1.       Diamond Offshore Company                                                                            100%
2.       Diamond Offshore (USA) Inc.                                                                         100%
3.       Diamond Offshore International Corporation                                                          100%
4.       Diamond Offshore Enterprises, Inc.                                                                  100%
5.       Diamond Offshore Limited                                                                            100%
6.       Diamond Offshore Drilling (UK) Limited                                                              100%
7.       Diamond Offshore Development Company                                                                100%
8.       Diamond Offshore Finance Company                                                                    100%
9.       Diamond Offshore Management Company                                                                 100%
10.      Diamond Offshore Turnkey Services, Inc.                                                             100%
11.      Diamond Offshore General Company                                                                    100%
12.      Diamond Offshore Southern Company                                                                   100%
13.      Diamond Offshore Perforadora, Inc.                                                                  100%
14.      Diamond M Onshore, Inc.                                                                             100%
15.      Diamond Offshore Guardian Company                                                                   100%
16.      Diamond Offshore (Indonesia) Inc.                                                                   100%
17.      Diamond Offshore Alaska, Inc.                                                                       100%
18.      Diamond Offshore Atlantic, Inc.                                                                     100%
19.      Diamond Offshore (Mexico) Company                                                                   100%
20.      Diamond Offshore Drilling (Overseas) Inc.                                                           100%
21.      Diamond Offshore Drilling Services, Inc.                                                            100%
22.      Cumberland Maritime Corporation                                                                     100%
23.      Diamond Offshore Drilling (Nigeria) Limited                                                         100%
24.      St Vincent Drilling Limited                                                                         100%
25.      Diamond Offshore Drilling Sdn. Bhd.                                                                 100%
26.      Brasdril-Sociedade De Perfuracoes Ltda.                                                             100%
27.      Dearborn Marine of Panama, S.A.                                                                     100%
28.      Dearborn-Storm Drilling, S.A.                                                                       100%
29.      Diamond M Servicios, S.A.                                                                           100%
30.      Diamond Offshore Contract Services, S.A.                                                            100%
31.      Ensenada Internacional, S.A.                                                                        100%
32.      Diamond Offshore Netherlands B.V.                                                                   100%
33.      Diamond Offshore (South East Asia) Pte. Ltd.                                                        100%
34.      Storm Drilling, S.A.                                                                                100%
35.      M-S Drilling, S.A.                                                                                  100%
36.      Diamond Offshore Drilling Company N.V.                                                              100%
37.      Diamond M Corporation                                                                               100%
38.      Odeco (U.K.) Inc.                                                                                   100%
39.      Storm Drilling, Inc.                                                                                100%
40.      Odeco Drilling of Canada, Limited                                                                   100%
41.      Storm Nigeria Limited                                                                               100%
42.      Diamond Offshore (Bermuda) Limited                                                                  100%
43.      Diamond Offshore Drilling (Bermuda) Limited                                                         100%
44.      Odeco Mediterranean Services, S.A.                                                                  100%
45.      Lancer Services, Inc.                                                                               100%
46.      Anape Ltda.                                                                                         100%





                                  SUBSIDIARIES
                                                                                                         Borrower's
                                                                                                         Ownership


47.      Diamond Offshore Exploration (Bermuda) Limited                                                      100%
48.      Arethusa Off-Shore Company                                                                          100%
49.      Concord Drilling Limited                                                                            100%
50.      Lexington Drilling Limited                                                                          100%
51.      Saratoga Drilling Limited                                                                           100%
52.      Yorktown Drilling Limited                                                                           100%
53.      Scotian Drilling Limited                                                                            100%
54.      Heritage Drilling Limited                                                                           100%
55.      Sovereign Drilling Limited                                                                          100%
56.      Arctic Drilling Limited                                                                             100%
57.      Miss Kitty Drilling Limited                                                                         100%
58.      Bonito Drilling Limited                                                                             100%
59.      Neptune Drilling Limited                                                                            100%
60.      Whittington Drilling Limited                                                                        100%
61.      Yatzy Drilling Limited                                                                              100%
62.      Topham Limited                                                                                      100%
63.      Mosel Limited                                                                                       100%
64.      Winner Drilling Limited                                                                             100%
65.      Arethusa Services Limited                                                                           100%
66.      Treetop Inc.                                                                                        100%
67.      Scotian Chartering Ltd.                                                                             100%
68.      Arethusa Finance (USA) Inc.                                                                         100%
69.      Arethusa Guaranty Corporation                                                                       100%
70.      Arethusa/Zapata Off-Shore Brazil Ltda.                                                              100%
71.      Z North Sea, Limited                                                                                100%
72.      Arethusa Onshore Services BV                                                                        100%
73.      AFCONS Zapata Off-Shore Services                                                                     40%
74.      PT AQZA DHARMA                                                                                       49%
75.      Arethusa Singapore Pte. Limited                                                                     100%


                                                                        ANNEX VI

                                  REAL PROPERTY

==============================================================================================================================
LOCATION/DESCRIPTION                   OWNER                         OWNED/           USE                 LEASE
                                                                     LEASED                               TERMS
------------------------------------------------------------------------------------------------------------------------------
600 Freetown Road                      Borrower                      Owned            Warehouse &         N/A
New Iberia, Louisiana 70560                                                           storage
18,000 sq. feet building and                                                          facility
320 acres of land

------------------------------------------------------------------------------------------------------------------------------
Howe Moss Drive                        Diamond Offshore              Owned            North Sea           N/A
Kirkhill Industrial Estate             Drilling (UK) Limited                          operations
Aberdeen AB2 OGL Scotland
13,000 sq. feet building and
five acres of land

------------------------------------------------------------------------------------------------------------------------------
1000 Airport Road                      Diamond M Onshore,            Owned            Land drilling       N/A
Alice, Texas 78332                     Inc.                                           office, ware-
15,000 sq. feet building and                                                          house &
ten acres of land                                                                     storage
                                                                                      facility
------------------------------------------------------------------------------------------------------------------------------
15415 Katy Freeway                     Cowperwood Corporate          Owned            Corporate           N/A
Houston, Tx  77094                     Center(1)                                      headquarters
164,660 sq. feet office space

------------------------------------------------------------------------------------------------------------------------------
111 Veterans Boulevard                 Stewart Development           Leased           Office space        5 years
Metairie, Louisiana 70005                                                                                 (ends
3617 sq. ft. office space                                                                                 4/30/97);
                                                                                                          $49,733.76/
                                                                                                          year
------------------------------------------------------------------------------------------------------------------------------
Yard A, Blackdog Industrial            McCaul Storage Ltd.           Leased           Storage yard        5 years (ends
Estate, Murcar, Aberdeen,                                                                                 12/31/97);
Scotland                                                                                                  12,000/yr.
1.032 acres of land

--------
(1)      The Borrower purchased this building on 2/13/96. It presently occupies
         68,000 sq. feet and leases the remaining space to tenants.




------------------------------------------------------------------------------------------------------------------------------
15919 Jacintoport Blvd.                Treetop Inc.                  Owned                                N/A
Houston, Texas
6.764 acres of land
------------------------------------------------------------------------------------------------------------------------------
Port of Iberia District                Port of Iberia District       Leased           Warehouse &         10 years
New Iberia, Louisiana 70562-                                                          storage             (8/17/002);
9986                                                                                  facility            $35,748/yr
Lots 6 -8 and 16 with 6.43
acres
------------------------------------------------------------------------------------------------------------------------------
Rua Itaipu, 175 - Vivendas da          Daise Pire Lima               Leased           Residential         12 months
Logoa - Macae                                                                                             (5/15/97)
                                                                                                          R$2.013,66
                                                                                                          (rent only)

------------------------------------------------------------------------------------------------------------------------------
Rua Dr. Jorge Reid, 44 -               Marcos Rodriguez y            Leased           Residential         12 months
Cavaleiros - Macae                     Rodriguez                                                          (10/0197)
                                                                                                          R$1.074,15
                                                                                                          (rent only)

------------------------------------------------------------------------------------------------------------------------------
Rua Camboriu, 76 - Vivendas            Clara Maria Bez Batti         Leased           Residential         24 months
da Logoa - Macae                       Forchesatto                                                        (7/14/98)
                                                                                                          R$2.050,00
                                                                                                          (rent only)
------------------------------------------------------------------------------------------------------------------------------
Estrada de Imboassica, 853 -           Nova Adminstracao e           Leased           Yard Rental         8 months
Imboassica - Macae                     Participacoes Ltda.                                                (12/31/96)
                                                                                                          R$12.100,00
                                                                                                          (rent only)
------------------------------------------------------------------------------------------------------------------------------
Rua Visconde de Inhauma,               GMS - Assessoria              Leased           Office Space        12 months
134 sala 1112 - Rio de Janeiro         Imobiliaria Ltds.                                                  (11/3/97)
                                                                                                          R$430,00
                                                                                                          (rent only)
------------------------------------------------------------------------------------------------------------------------------
Rua Itaipu, 175 - Vivendas da          Paula Roberto Lamba           Leased           Residential         24 month
Logoa - Macae                                                                                             (3/12/98)
                                                                                                          R$2.000,00
                                                                                                          (rent only)
------------------------------------------------------------------------------------------------------------------------------
Estrada da Cancela Preta, 299-         Edwin Waytt Junior            Leased           Residential         36 months
Cancela Preta - Macae                                                                                     (12/9/98)
                                                                                                          R$1.500,00
                                                                                                          (rent only)
------------------------------------------------------------------------------------------------------------------------------
Holland - Office Space                                               Leased           Office Space        12 months
                                                                                                          (1/1/98)




                                        2


------------------------------------------------------------------------------------------------------------------------------
Holland - Home for Rig                                               Leased           Residential         12 months
Manager                                                                                                   (8/1/97)

------------------------------------------------------------------------------------------------------------------------------
Holland - Home for                                                   Leased           Residential         2 months
Materialsman                                                                                              notice
------------------------------------------------------------------------------------------------------------------------------
21 Regency Bhoiwada Road,                                            Leased           Office Space
Bandra West,
Bombay  400 050
India

------------------------------------------------------------------------------------------------------------------------------
Kanta Building                                                       Leased           Residential
4th Floor, Apt. 9
5 Little Gibbs Road
Bombay 400 006
India



------------------------------------------------------------------------------------------------------------------------------
Raj Mahal                                                            Leased           Residential
33 Altamount Road
Bombay 400 026
India


------------------------------------------------------------------------------------------------------------------------------
Wisma Kosgoro, 19th Floor              Pt. Wisma Kosgoro             Leased           Office Space
M.H. Thamrin No. 53
Jakarta Pusat


------------------------------------------------------------------------------------------------------------------------------
Kali Japat Base                        Pt. Eka Nuri                  Leased           Yard
Industri III
Ancol Timur
Pelabuhan Tanjung Priok
Jakart Utara
------------------------------------------------------------------------------------------------------------------------------
Permata Hijau Blok E-122               Hengki Nugraha                Leased           Residential
Jakarta Selatan





                                        3




------------------------------------------------------------------------------------------------------------------------------
Menteng Regency Apartments             Pt. Duta Anggada              Leased           Residential
#506                                   Realty
R. P. Suroso No. 10-12
Jakarta Pusat

------------------------------------------------------------------------------------------------------------------------------
Perth -                                                              Leased           Residential
19 Salmond Way
Bull Creek, WA
Australia
------------------------------------------------------------------------------------------------------------------------------
Victoria - Melbourne                                                 Leased           Office Space
1B Spring Road
Malvern Vic.

------------------------------------------------------------------------------------------------------------------------------
Northern Territory - Darwin                                          Leased           Warehouse
12 Makagon Rd
Berrimah NT

------------------------------------------------------------------------------------------------------------------------------
Western Australia - Perth                                            Leased           Residential
7 Riverton Drive
Rossmoyne WA
==============================================================================================================================

                                        4

                                                                       ANNEX VII

                                RIGS AND VESSELS
====================================================================================================================================
        RIG                        OWNER                    FLAG  OFFICIAL OR      PORT       CLASS     LOCATION          OPERATING
                                                                   PATENT NO.                                             STATUS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance   Diamond Offshore Limited                 Panama   23076-B     Panama         ABS       North Sea         Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador Diamond Offshore (USA) Inc.              U.S.     D568669     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean America    Diamond Offshore (USA) Inc.              U.S.     D940969     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness   Diamond Offshore International Corp.     Panama   25547-PEXT  Panama         ABS       Brazil            Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty     Diamond Offshore General Company         Panama   19162-90-A  Panama         ABS       Australia         Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Century    Diamond Offshore (USA) Inc.              U.S.     D552669     Houston, Texas ABS       Sabine Pass,      Stacked
                                                                                                        Texas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion   Diamond Offshore (Mexico) Company        U.S.     D648175     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper I  Diamond Offshore Drilling Services Inc.  Panama   18882-90-C  Panama         ABS       Mobile,           Upgrade
                                                                                                        Alabama
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia   Diamond Offshore Drilling Services Inc.  U.S.     D599308     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord    Concord Drilling Ltd.                    Panama   119611-91-C Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader   Diamond Offshore Drilling Services Inc.  U.S.     D648939     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake      Diamond Offshore (USA) Inc.              U.S.     D677373     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico




                                        1

====================================================================================================================================
        RIG                        OWNER                    FLAG  OFFICIAL OR      PORT       CLASS     LOCATION          OPERATING
                                                                   PATENT NO.                                             STATUS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor   Diamond Offshore (USA) Inc.              Panama   15051-85-D  Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch      Diamond Offshore General Company         Panama   22123-95    Panama         ABS       Australia         Survey

------------------------------------------------------------------------------------------------------------------------------------
Ocean General    Diamond Offshore General Company         Panama   22123-95    Panama         ABS       Thailand          Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian   Diamond Offshore Guardian Company        Panama   11046-81-E  Panama         ABS       North Sea         Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage   Heritage Drilling Ltd.                   Panama   19623-91-D  Panama         ABS       Indonesia         Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean King       Diamond Offshore (USA) Inc.              None     CG028944    New Orleans, LAABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington  Lexington Drilling Ltd.                  Panama   19604-91-C  Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator  Ensenada Internacional S.A.              Panama   12434-82-F  Panama         ABS       Gabon             Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era    Diamond Offshore (USA) Inc.              U.S.     D560234     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad      Cumberland Maritime Corp.                Panama   13600-83-CH Panama         ABS       North Sea         Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget     Diamond Offshore (Mexico) Company        U.S.     573286      Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess   Diamond Offshore International Corp.     Panama   23294-96    Panama         ABS       North Sea         Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector Diamond Offshore (USA) Inc.              Panama   2268-71-K   Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico




                                        2


====================================================================================================================================
        RIG                        OWNER                    FLAG  OFFICIAL OR      PORT       CLASS     LOCATION          OPERATING
                                                                   PATENT NO.                                             STATUS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest      Diamond Offshore (USA) Inc.              Panama   3657-73-H   Panama         ABS       Gulf of           Upgrade
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover      Diamond Offshore (USA) Inc.              Panama   3629-73-F   Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga   Saratoga Drilling Ltd                    Panama   19608-91-C  Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Scotian    Scotian Drilling Ltd.                    Panama   15600-86-D  Panama         ABS       Holland           Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign  Sovereign Drilling Ltd.                  Panama   19603-91-C  Panama         ABS       Singapore         Shipyard

------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan    Diamond Offshore (USA) Inc.              Panama   12007-82-E  Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur       Diamond Offshore (USA) Inc.              Panama   11525-82-E  Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star       Diamond Offshore International Corp.     Panama   22764-96    Panama         ABS       Sabine Pass,      Upgrade
                                                                                                        Texas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit     Diamond Offshore (USA) Inc.              U.S.     D539792     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan      Diamond Offshore (Mexico) Company        U.S.     D566083     New Orleans, LAABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower      Diamond Offshore Drilling Services Inc.  U.S.     D549294     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant    Diamond Offshore Enterprises, Inc.       U.S.     D933307     Houston, Texas ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory    Diamond Offshore Atlantic, Inc.          Panama   5372-PEXT-2 Panama         ABS       Sabine Pass,      Upgrade
                                                                                                        Texas




                                        3


====================================================================================================================================
        RIG                        OWNER                    FLAG  OFFICIAL OR      PORT       CLASS     LOCATION          OPERATING
                                                                   PATENT NO.                                             STATUS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager    Diamond Offshore (USA) Inc.              Panama   4568-74-E   Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick    Diamond Offshore (USA) Inc.              U.S.     D536396     Houston, Texas ABS       Sabine Pass,      Stacked
                                                                                                        Texas
------------------------------------------------------------------------------------------------------------------------------------
Ocean WhittingtonWhittington Drilling Ltd.                Panama   14466-84-D  Panama         DNV       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner     Neptune Drilling Ltd.                    Panama   14535-85-D  Panama         DNV       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker     Whittington Drilling Ltd.                Panama   22236-95-A  Panama         ABS       Gulf of           Drilling
                                                                                                        Mexico
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy      Yatzy Drilling Ltd.                      Panama   22420-95-A  Panama         ABS       Brazil            Drilling

------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown   Yorktown Drilling Ltd.                   Panama   19605-91-C  Panama         ABS       Brazil            Upgrade

------------------------------------------------------------------------------------------------------------------------------------
Ocean Zephyr     Diamond Offshore Drilling Company N.V.   Panama   9787-PEXT-3 Panama         ABS       Brazil            Production

------------------------------------------------------------------------------------------------------------------------------------
Noble Kenneth    Miss Kitty Drilling Ltd.(1)              Panama   20363-PEXT-3Panama         ABS       India             Drilling
Delaney            (Chartered)
====================================================================================================================================

--------
(1) Rig Chartered from: Noble-Neddrill Asset Co. Ltd. c/o Maples & Calder South Church Street Ugland House, P. O. Box 309 Grand Cayman Cayman Island BWI

                                                                      ANNEX VIII



                              EXISTING INDEBTEDNESS

------------------------------------------------------------------------------------------------------------------------------------
               BORROWER                  PRINCIPAL              TYPE                 GUARANTOR/ISSUER           BENEFICIARY
====================================================================================================================================
Diamond Offshore General Company         $220,000         Letter of Credit         Chase Manhattan Bank,   Chase Manhattan Bank,
                                                                                    New York, New York      Jakarta, Indonesia
                                 ---------------------------------------------------------------------------------------------------
PT. Aqza Dharma                          $220,000             Bid Bond             Chase Manhattan Bank   Atlantic Richfield Bali
                                                                                    Jakarta, Indonesia          North ARBNI
------------------------------------------------------------------------------------------------------------------------------------
Diamond M General Company                $513,925         Letter of Credit         Chase Manhattan Bank    Chase Mahanttan Bank,
                                                                                    New York, New York      Jakarta, Indonesia
                                 ---------------------------------------------------------------------------------------------------
PT. Aqza Dharma                          $513,925         Performance Bond         Chase Manhattan Bank       Maxus Southeast
                                                                                    Jakarta, Indonesia         Sumatra, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.          $250,000         Letter of Credit         Chase Manhattan Bank    Chase Manhattan Bank,
                                                                                    New York, New York      Jakarta, Indonesia
                                 ---------------------------------------------------------------------------------------------------
PT. Aqza Dharma                          $250,000             Bid Bond             Chase Manhattan Bank       Maxus Southeast
                                                                                    Jakarta, Indonesia         Sumatra, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.        1,524,508 (a)      Letter of Credit         Chase Manhattan Bank     Chase Kuala Lumpur
                                     Malaysian Ringgit                              New York, New York           Malaysia
                                 ---------------------------------------------------------------------------------------------------
Teknik Lengkap Sdn. Bhd.                 1,524,508        Performance Bond          Chase Kuala Lumpur       Petronas Crigali
                                     Malaysian Ringgit                                   Malaysia                 Sdn Bhd
------------------------------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.          $416,657         Letter of Credit        The Fuji Bank, Limited  The Fuji Bank, Limited
                                                                                          Houston           Jakarta, Indonesia
                                 ---------------------------------------------------------------------------------------------------
PT. Aqza Dharma                          $416,657         Performance Bond        The Fuji Bank, Limited      Maxus Southeast
                                                                                    Jakarta, Indonesia         Sumatra, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.      3,418,201,354 (b)    Letter of Credit        The Fuji Bank, Limited  The Fuji Bank, Limited
                                     Indonesian Rupiah                                    Houston           Jakarta, Indonesia
                                 ---------------------------------------------------------------------------------------------------
PT. Aqza Dharma                        3,418,201,354   Sovereign-Export Bond      The Fuji Bank, Limited      Maxus Southeast
                                     Indonesian Rupiah                              Jakarta, Indonesia         Sumatra, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.      2,732,488,023 (c)    Letter of Credit        The Fuji Bank, Limited  The Fuji Bank, Limited
                                     Indonesian Rupiah                                    Houston           Jakarta, Indonesia
                                 ---------------------------------------------------------------------------------------------------
PT. Aqza Dharma                        2,732,488,023    Heritage-Export Bond      The Fuji Bank, Limited      Maxus Southeast
                                     Indonesian Rupiah                              Jakarta, Indonesia         Sumatra, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Sovereign Drilling, Ltd.                 $585,600         Letter of Credit            Christiana Bank            Citibank
                                                                                         New York           Jakarta, Indonesia
------------------------------------------------------------------------------------------------------------------------------------
Arctic Drilling, Ltd.                     $25,000         Letter of Credit            Christiana Bank        U. S. Department
                                                                                         New York            of Transportation
------------------------------------------------------------------------------------------------------------------------------------
Afcons-Arethusa Off-Shore                $491,000         Performance Bond           The Honghong and              ONGC
  Services, Limited                                                                 Shanghai Bkng Corp         Bombay, India
------------------------------------------------------------------------------------------------------------------------------------
Diamond M Onshore, Inc.                   $15,000           Permit Bond                  Universal       State of Texas Over Axle
                                                                                          Surety           Over Gross Wt Permit
------------------------------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling Inc.          $10,000,000        Unsecured Note             The Sanwa Bank,               --
                                                                                          Limited
------------------------------------------------------------------------------------------------------------------------------------
Diamond M Onshore, Inc.                 $15,500,000       Supersedeas Bond            United Pacific             Estate of
                                                                                         Insurance           Arturo Gutierrez
------------------------------------------------------------------------------------------------------------------------------------
Diamond M Onshore, Inc.                 $2,000,000        Supersedeas Bond       Liberty Mutual Insurance        Estate of
                                                                                          Company            Arturo Gutierrez
------------------------------------------------------------------------------------------------------------------------------------


(a)   US Dollars at .3963                      604,163
(b)   US Dollars at .000425                  1,452,736
(c)   US Dollars at .000425              _   1,161,307
                                      ----------------
      Total                             $   33,235,388
                                      ================

                                                                        ANNEX IX

                                 EXISTING LIENS


                                      None.

                                                                         ANNEX X

                                EXISTING CHARTERS


Rig:                           Noble Kenneth Delaney (formerly known as Miss
                               Kitty)

Chartered from:                Noble-Neddrill Asset Co. Ltd.
                               c/o Maples & Calder
                               South Church Street
                               Ugland House, P.O. Box 309
                               Grand Cayman
                               Cayman Island BWI

                                                                        ANNEX XI


                              APPROVED SHIPBROKERS



                      NORMARINE OFFSHORE CONSULTANTS, INC.

                                     BASSOE

                                                                       ANNEX XII


                             GUARANTOR SUBSIDIARIES


1.       Diamond Offshore Company
2.       Diamond Offshore (USA) Inc.
3.       Diamond Offshore International Corporation
4.       Diamond Offshore Enterprises, Inc.
5.       Diamond Offshore Development Company
6.       Diamond Offshore Finance Company
7.       Diamond Offshore Management Company
8.       Diamond Offshore Turnkey Services, Inc.
9.       Diamond Offshore General Company
10.      Diamond Offshore Southern Company
11.      Diamond Offshore Perforadora, Inc.
12.      Diamond M Onshore, Inc.
13.      Diamond Offshore Guardian Company
14.      Diamond Offshore (Indonesia), Inc.
15.      Diamond Offshore Alaska, Inc.
16.      Diamond Offshore Atlantic, Inc.
17.      Diamond Offshore (Mexico) Company
18.      Diamond Offshore Drilling (Overseas) Inc.
19.      Diamond Offshore Drilling Services, Inc.
20.      Cumberland Maritime Corporation
21.      Diamond Offshore Exploration (Bermuda) Limited
22.      Arethusa Off-Shore Company
23.      Treetop Inc.
24.      Arethusa Guaranty Corporation
25.      Arethusa Finance (USA) Inc.
26.      Scotian Chartering Ltd.
27.      Concord Drilling Limited
28.      Lexington Drilling Limited
29.      Saratoga Drilling Limited
30.      Bonito Drilling Limited
31.      Yorktown Drilling Limited
32.      Scotian Drilling Limited
33.      Heritage Drilling Limited
34.      Sovereign Drilling Limited
35.      Miss Kitty Drilling Limited
36.      Mosel Limited
37.      Neptune Drilling Limited
38.      Whittington Drilling Limited
39.      Winner Drilling Limited
40.      Yatzy Drilling Limited